As filed with the Securities and Exchange Commission on December 20, 2006
1933 Act Registration No. 33-96132
1940 Act Registration No. 811-9086

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[_]
Post-Effective Amendment No. 24	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 25	[X]

TD ASSET MANAGEMENT USA FUNDS INC.
(formerly known as TD Waterhouse Family of Funds, Inc.)
(Exact Name of Registrant as Specified in Charter)

31 West 52nd Street, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:
(212) 827-7061

George Martinez, President
TD Asset Management USA Funds Inc.
100 Summer Street, Suite 1500
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies of communications to:

Margery K. Neale, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, N.Y. 10019

It is proposed that this filing will become effective (check appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b)

[_]	On (date) pursuant to paragraph (b)

[X]	60 days after filing pursuant to paragraph (a) (1)

[_]	On (date) pursuant to paragraph (a) (1)

[_]	75 days after filing pursuant to paragraph (a) (2)

[_]	On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus February [_], 2007

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
– Class A
– Select Class

TDAM U.S. Government Portfolio
– Class A

TDAM Municipal Portfolio
– Class A

TDAM California Municipal Money Market Portfolio
– Class A

TDAM New York Municipal Money Market Portfolio
– Class A

As with any mutual fund, the Securities and Exchange Commission (SEC) has not approved or disapproved the Portfolios’ shares or determined whether this prospectus is adequate or complete. Any representation to the contrary is a criminal offense.

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TD ASSET MANAGEMENT USA FUNDS INC.

TABLE OF CONTENTS

RISK AND RETURN SUMMARY	4
Fund Overview	4
Investment Objectives	4
Investment Strategies	4
Principal Risks	6
Who May Want to Invest	6
Past Performance	7
Expenses	9

HOW TO BUY AND SELL SHARES	10
How to Buy Shares	10
How to Sell Shares	11
How to Exchange Between Portfolios	12

SHAREHOLDER INFORMATION	13
Statements and Reports to Shareholders	13
Pricing Your Shares	13
Dividends	13
Taxes	13
Frequent Purchases and Redemptions	15
Disclosure of Portfolio Holdings	15

PORTFOLIO MANAGEMENT	16
Investment Manager	16
Administrator	16
Distributor	16
Distribution (12b-1) Plan and Other Distribution Arrangements	16
Shareholder Servicing	16

ABOUT CALIFORNIA AND NEW YORK	17
California	17
New York	17

FINANCIAL HIGHLIGHTS	18
FOR MORE INFORMATION	Back cover

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TD Asset Management USA Funds Inc.

RISK AND RETURN SUMMARY

Fund Overview

The TDAM Money Market Portfolio (the “Money Market Portfolio”), the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”) are series of TD Asset Management USA Funds Inc. (the “Company”). The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. This prospectus relates to Class A shares of each Portfolio and Select Class shares of the Money Market Portfolio (collectively, the “Classes”). Each Portfolio offers one or more other share classes through separate prospectuses.

Investment Objectives

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share.

The California Portfolio seeks maximum current income that is exempt from regular federal and California State income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

The New York Portfolio seeks maximum current income that is exempt from regular federal, New York State and City income taxes, to the extent consistent with liquidity and preservation of capital and a stable share price of $1.00 per share.

There is no guarantee that any Portfolio will be able to maintain a stable share price.

Investment Strategies

Each Portfolio is a money market fund. Each Portfolio invests in high quality money market securities that the Investment Manager (as defined below) believes present minimal credit risk.

Generally, money market securities are short-term debt obligations issued by banks, corporations or governments. Money market securities may be backed by loans, receivables or other assets or may be unsecured, and may include repurchase agreements. In a repurchase agreement, a Portfolio acquires ownership of a security from a financial institution that agrees to repurchase the security later at a time and price that determine the yield during the Portfolio’s holding period. Particular types of money market securities are described in the Portfolios’ Statement of Additional Information (“SAI”).

The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities. The U.S. Government Portfolio offers an added measure of safety by investing primarily in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, not all of these obligations in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government, as discussed below under “U.S. Government Portfolio.” The Municipal Portfolio offers income exempt from federal taxes by investing primarily in municipal securities. The California Portfolio and the New York Portfolio invest in high quality municipal obligations issued by their corresponding states (California or New York), the state’s political subdivisions and other qualifying issuers believed by the Investment Manager to present minimal credit risk. The California Portfolio and the New York Portfolio are intended solely for California or New York residents, respectively.

As money market funds, the Portfolios comply with a range of federal regulations relating to quality, maturity, liquidity and diversification that are designed to promote price stability. Under the maturity standards, each Portfolio maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). Under the quality standards, each Portfolio invests only in securities that, at the time of purchase, are in the two highest short-term rating categories or are of equivalent quality in the judgment of the Portfolio’s Investment Manager.

Each Portfolio may invest in other investment companies consistent with its investment objective and strategies. Any such investments will be made solely in no-load money market funds.

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Money Market Portfolio. The Money Market Portfolio invests in a broad spectrum of high quality U.S. dollar-denominated money market instruments. The Portfolio’s investments may include obligations issued by, or guaranteed by, U.S. or foreign governments, their agencies or instrumentalities, bank obligations, and corporate debt obligations of U.S. and foreign issuers, as well as repurchase agreements and other money market instruments. The Money Market Portfolio also invests in asset-backed securities and asset-backed commercial paper (collectively, “asset-backed securities”). Such securities directly or indirectly represent a participation interest in, or are secured by and are payable from, a stream of payments generated from particular assets, such as automobile and credit card receivables and home equity loans or other asset-backed securities collateralized by those assets. The credit quality of asset-backed securities is often improved in comparison to that of the underlying loans or receivables through credit enhancement and liquidity enhancement mechanisms. Forms of enhancement include letters of credit, surety bond guarantees, overcollateralization, excess spread protection, subordination of other classes of debt, early amortization and cash reserve accounts. Most programs utilize some or all of these forms of enhancement.

U.S. Government Portfolio. The U.S. Government Portfolio invests primarily in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations. The U.S. Government Portfolio normally invests at least 80% of its total assets in government securities.

Some of the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. government, including, but not limited to, direct obligations issued by the U.S. Treasury, obligations of certain entities that may be chartered or sponsored by Acts of Congress, such as the Federal Housing Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. Obligations issued by other government entities that may be chartered or sponsored by Acts of Congress, called Government Sponsored Enterprises or “GSEs,” like obligations of Fannie Mae (Federal National Mortgage Association), Freddie Mac (Federal Home Loan Mortgage Corp.), the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association (“SLMA” or “Sallie Mae”) and the Federal Farm Credit Bank are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. However, these issuers, except the Federal Farm Credit Bank, have the right to borrow limited amounts from the U.S. Treasury to meet their obligations. In contrast, the obligations of other issuers, like the Federal Farm Credit Bank, depend entirely upon their own resources to repay their debt obligations. In addition, a U.S. government guarantee of the securities owned by a Portfolio does not guarantee the net asset value of the Portfolio’s shares.

Municipal Portfolio, California Portfolio and New York Portfolio. The Municipal Portfolio invests primarily in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. The Municipal Portfolio normally invests at least 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities (“municipal securities”). The income from these securities is exempt from regular federal income tax, but may be subject to the federal alternative minimum tax (“AMT”).

Each of the California Portfolio and the New York Portfolio normally will invest at least 80% of its total assets in municipal securities, including those issued by the Portfolio’s corresponding state or the state’s political subdivisions, authorities or instrumentalities, or by corporations established for public purposes. These securities also may be issued by other qualified issuers, including the various territories and possessions of the United States, such as Puerto Rico. In the opinion of the issuer’s bond counsel, the income from these securities is exempt from the specific state’s personal income tax and federal income tax. However, this income may be subject to the AMT. When suitable tax-exempt securities of the specific state are unavailable, each of the California Portfolio and the New York Portfolio may invest up to 20% of its assets in securities issued by other states and their political subdivisions whose income is exempt from federal income tax but is subject to state personal income tax.

Municipal securities may be either “general obligation” or “revenue” securities; that is, they may be secured by a pledge of the issuing municipality’s full credit or rely only on the revenues of a particular project or other special revenue.

Each Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, each Portfolio may temporarily invest its assets, without limitation, in taxable money market investments. Interest income from temporary investments is taxable to shareholders as ordinary income. The effect of taking such a temporary defensive position is that the Portfolio may not achieve its investment objective.

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Moreover, although each Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities. Investment in municipal securities repayable from related revenue streams further concentrates the Portfolio’s risks.

Each Portfolio may purchase municipal securities together with the right to resell them to the seller at a specified price or yield within a certain period. Such a right, known as a stand-by commitment, allows the Portfolio to be fully invested in municipal securities while preserving liquidity. Particular securities and techniques, and their related risks, are described in the SAI.

Principal Risks

The income from each Portfolio will vary with changes in prevailing interest rates. In addition, each Portfolio’s investments are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality securities generally are subject to less credit risk than funds that invest in lower quality securities. The U.S. Government Portfolio reduces credit risk by investing primarily in U.S. government and agency securities. However, as discussed above, not all of these securities in which the U.S. Government Portfolio (and each other Portfolio of the Company) may invest are backed by the full faith and credit of the U.S. government. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Portfolio’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

Although each Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

California Portfolio and New York Portfolio. The yields of California or New York municipal securities depend on, among other things, conditions in that state’s municipal securities markets and debt securities markets generally, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each of the California Portfolio or New York Portfolio’s “non-diversified” status allows it to invest more than 5% of its assets in a single issuer. As a result, these Portfolios are riskier than other types of money market funds that require greater diversification among issuers. These Portfolios are more vulnerable to unfavorable developments within that state than funds that invest in municipal securities of many states because they invest primarily in securities issued by a single state and its municipalities.

Who May Want to Invest

The Portfolios may be appropriate for the following investors:

•	Investors looking to earn income at current money market rates from a high quality portfolio.
•	Investors looking for a liquid investment that preserves capital.
•	Investors pursuing a short-term investment goal.

In addition:

•	The Municipal Portfolio may be appropriate for investors looking for income that is exempt from regular federal income tax.
•	The California Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and California State income taxes.
•	The New York Portfolio may be appropriate for investors looking to earn income that is exempt from regular federal and New York State and City income taxes.

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Past Performance

The following bar charts illustrate the risks of investing in the Investor Class of each Portfolio by showing changes in its respective performance from year to year. The returns for Class A shares of each Portfolio and Select Class shares of the Money Market Portfolio will vary from the returns of the Investor Class shares of the respective Portfolio as a result of differences in expenses applicable to each Class. The table below shows average annual total returns of the Investor Class of each Portfolio. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year (1)

Money Market Portfolio — Investor Class

U.S. Government Portfolio — Investor Class

Municipal Portfolio — Investor Class

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YEAR-BY-YEAR ANNUAL TOTAL RETURN as of 12/31 each year (1)

California Portfolio — Investor Class

New York Portfolio — Investor Class

For the periods covered by the bar chart, the highest and lowest quarterly returns were 1.52% (for the quarter ended 9/30/2000) and 0.09% (for the quarter ended 3/31/2004) for the Money Market Portfolio – Investor Class, 1.48% (for the quarter ended 12/31/2000) and 0.07% (for the quarter ended 6/30/2004) for the U.S. Government Portfolio – Investor Class, 0.93% (for the quarter ended 12/31/2000) and 0.06% (for the quarter ended 3/31/2004) for the Municipal Portfolio – Investor Class, 0.65% (for the quarter ended 6/30/2001) and 0.06% (for the quarter ended 9/30/2003) for the California Portfolio – Investor Class, and 0.68% (for the quarter ended 3/31/2001) and 0.06% (for the quarter ended 9/30/2003) for the New York Portfolio – Investor Class, respectively. The year-to-date returns for the most recent quarter ended 9/30/2006 for the Investor Class of each of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio and the New York Portfolio were 3.12%, 3.02%, 1.88%, 1.86% and 1.83%, respectively.

(1)	The returns shown in the bar charts above are for the Investor Class, which is not offered in this Prospectus but would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

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AVERAGE ANNUAL TOTAL RETURN as of 12/31/05 (1)(2)

Fund	1 Year	5 Years	10 Years	Since Inception(3)

Money Market Portfolio – Investor Class	2.55%	1.76%	3.33%	3.33%

U.S. Government Portfolio – Investor Class	2.46%	1.66%	3.22%	3.22%

Municipal Portfolio – Investor Class	1.61%	1.14%	2.04%	2.04%

California Portfolio – Investor Class	1.73%	1.10%	—	1.22%

New York Portfolio – Investor Class	1.71%	1.11%	—	1.26%

(1)	The returns shown in the table above are for the Investor Class, which is not offered in this Prospectus but would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.
(2)	As of 12/31/05, 7-day yields for the Investor Class of each of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.55%, 3.44%, 2.47%, 2.58% and 2.63%, respectively. As of 12/31/05, 7-day effective yields for the Investor Class of each of the Money Market Portfolio, the U.S. Government Portfolio, the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.61%, 3.50%, 2.50%, 2.61% and 2.67%, respectively. As of 12/31/05, the tax-equivalent 7-day yield for the Investor Class of each of the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.80%, 4.63% and 4.59%, respectively, and the tax-equivalent 7-day effective yield for the Investor Class of each of the Municipal Portfolio, the California Portfolio, and the New York Portfolio were 3.85%, 4.69% and 4.66%, respectively. For current yield information, please call 1-800-669-3900.
(3)	The inception date for the Investor Class of each of the Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio is December 20, 1995. The inception date for the Investor Class of each of the California Portfolio and New York Portfolio is September 1, 2000. Class A of each Portfolio and the Select Class of the Money Market Portfolio commenced operations on February [ ], 2006.

Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Classes.

	Money Market Portfolio Class A	Money Market Portfolio Select Class	U.S. Government Portfolio Class A	Municipal Portfolio Class A	California Portfolio Class A	New York Portfolio Class A
Shareholder Transaction Fees
(fees paid directly from your
investment)(1)
Maximum Sales Charge (Load)
Imposed on Purchases	None	None	None	None	None	None
Annual Operating Expenses
(expenses deducted from
Portfolio assets)
Management Fees(2)	0.08%	0.08%	0.10%	0.10%	0.10%	0.10%
Distribution (12b-1) Fees	0.53%	0.33%	0.53%	0.53%	0.53%	0.53%
Shareholder Servicing Fees(2)	0.25%	0.05%	0.25%	0.25%	0.25%	0.25%
Other Expenses(3)	0.12%	0.12%	0.13%	0.15%	0.15%	0.18%
Total Annual Operating
Expenses(2)	0.98%	0.58%	1.01%	1.03%	1.03%	1.06%

(1)	Certain financial institutions and broker-dealers that are not affiliates of the Portfolios’ Investment Manager may impose service fees in connection with the sale of Portfolio shares, no part of which may be received by the Portfolio, the Investment Manager or affiliates of the Investment Manager. These fees may differ according to the type of account held by the investor.
(2)	Class A of each Portfolio and the Select Class of the Money Market Portfolio had not commenced operations as of October 31, 2006, the last fiscal year end of each Portfolio; and, therefore, the expense information being shown is estimated for such Class’ fiscal year ending October 31, 2007.
(3)	“Other Expenses” includes transfer agency fees of 0.10% for each Class of each Portfolio.

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Example

This Example is intended to help you compare the cost of investing in the Classes with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the specified Class for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Money Market Portfolio – Class A	$100	$312	$542	$1,201
Money Market Portfolio – Select Class	$ 59	$186	$324	$ 726
U.S. Government Portfolio – Class A	$103	$322	$558	$1,236
Municipal Portfolio – Class A	$105	$328	$569	$1,259
California Portfolio – Class A	$105	$328	$569	$1,259
New York Portfolio – Class A	$108	$337	$585	$1,294

HOW TO BUY AND SELL SHARES

Investors may purchase shares of the Portfolios through an account with TD Ameritrade, Inc. (“TD AMERITRADE”), an affiliate of the Investment Manager, or certain other authorized financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that have entered into a selling or dealer’s agreement with the Portfolios’ principal underwriter (collectively, “Financial Intermediaries”).

If you would like to purchase shares of a Portfolio through TD AMERITRADE and you are not already a customer, you need to open a TD AMERITRADE brokerage account by completing and signing a TD AMERITRADE New Account Application. To request an application, please visit TD AMERITRADE online at www.tdameritrade.com or call 1-800-669-3900. Mail it, together with your check to TD AMERITRADE, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Once your account is open, please call
1-800-669-3900 to either change your investment vehicle or to make a direct purchase.

Balance Minimums. For shareholders wishing to purchase shares of the Select Class of the Money Market Portfolio through TD AMERITRADE, there is an initial minimum purchase requirement of $50,000 and a minimum account balance requirement of $250,000 per shareholder. The initial purchase requirement and minimum account balance may be less if you purchase and hold shares through a Financial Intermediary. Due to the cost of maintaining smaller accounts, the Money Market Portfolio reserves the right to redeem, upon not less than 30 days’ written notice, all Select Class shares in a shareholder’s account that falls below the minimum account balance due to redemptions.

Automatic Sweep. Each of the Classes is available as a sweep option for customers of TD AMERITRADE. If your brokerage account with TD AMERITRADE or another Financial Intermediary is set up for automatic sweep into a Portfolio, free credit balances in your brokerage account will be invested or “swept” automatically each business day into the Class of the Portfolio you have selected (“Selected Portfolio”), subject to applicable minimum investment requirements. This feature keeps your money working for you while it is not invested in other securities. “Free credit balances” refers to any settled or cleared funds in your brokerage account that are available for payment or investment.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by TD AMERITRADE or the Financial Intermediary through which you purchase shares.

How to Buy Shares

You may purchase shares on any day that the New York Stock Exchange (the “NYSE”) and the Federal Reserve Bank are open for business (a “Portfolio Business Day”). However, a Portfolio may close early on any Portfolio Business Day on which the Bond Market Association (the “BMA”) recommends that the bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

Shares are purchased at the next net asset value (“NAV”) per share calculated after an order and payment are received by a Portfolio. There is no sales charge to buy shares of a Portfolio.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchase orders by exchange.

Customers of TD AMERITRADE

You may purchase shares of a Portfolio by way of a direct purchase as set forth below or through the automatic sweep investment feature.

Direct Purchases. A TD AMERITRADE brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a TD AMERITRADE Client Service Representative at 1-800-669-3900. Checks should be made payable to “TD AMERITRADE, Inc.” and you should write your TD AMERITRADE account number on the

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check. The check will be deposited to your TD AMERITRADE brokerage account. Shares of a Portfolio will be purchased on the business day following clearance of the check.

Whether by mail, telephone or electronically, please indicate your wish to buy shares of a Portfolio and provide the following information:

•	your TD AMERITRADE account number
•	the Portfolio and Class
•	the dollar amount you wish to invest or share amount you wish to purchase

By Automatic Sweep. For those TD AMERITRADE customers who qualify for the automatic sweep feature, free credit balances in your TD AMERITRADE brokerage account will be automatically invested the next business day in the Selected Portfolio you have chosen, subject to applicable minimum investment requirements established by TD AMERITRADE and any changes to the eligibility criteria. Checks deposited to your TD AMERITRADE brokerage account will be automatically invested in the Selected Portfolio after allowing three business days for clearance and shares of the Selected Portfolio will be purchased on the next business day. Net proceeds from securities transactions in your brokerage account will be automatically invested on the settlement date. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Selected Portfolio on the day after they are credited to your account.

Customers of Financial Intermediaries

Shares may be purchased and redeemed through Financial Intermediaries. Financial Intermediaries may receive payments as a processing agent from the Transfer Agent. In addition, Financial Intermediaries may charge their customers a fee for their services, no part of which is received by a Portfolio.

Investors who purchase shares through a Financial Intermediary will be subject to the procedures of their Financial Intermediary, which may include charges, limitations, investment minimums, cutoff times and restrictions. Any such charges imposed by a Financial Intermediary would reduce the return on an investment in a Portfolio. Investors should acquaint themselves with their Financial Intermediary’s procedures and should read this prospectus in conjunction with any material and information provided by their Financial Intermediary. Investors who purchase shares of a Portfolio through a Financial Intermediary may or may not be the shareholder of record. Financial Intermediaries are responsible for promptly transmitting purchase, redemption and other requests to the Portfolios.

Certain shareholder services, such as periodic investment programs, may not be available to customers of certain Financial Intermediaries. Shareholders should contact their Financial Intermediary for further information. The Portfolios may confirm purchases and redemptions of a Financial Intermediary’s customers directly to the Financial Intermediary, which in turn will provide its customers with confirmation and periodic statements. The Portfolios are not responsible for the failure of any Financial Intermediary to carry out its obligations to its customer.

Your Financial Intermediary will establish and maintain your account and be the stockholder of record. In the event that a Portfolio holds a stockholders’ meeting, your Financial Intermediary, as record holder, will vote your shares in accordance with your instructions. If you do not give your Financial Intermediary voting instructions, your Financial Intermediary may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Financial Intermediary acts. If you wish to transfer your account, you may only transfer it to another financial institution or broker-dealer that acts as a Financial Intermediary. For more information on purchasing shares, please contact your Financial Intermediary directly.

How to Sell Shares

You may sell (redeem) your shares on a Portfolio Business Day.

Customers of TD AMERITRADE

To sell (redeem) shares of a Portfolio, TD AMERITRADE customers may use any of the methods outlined below. Portfolio shares are redeemed at the next NAV calculated after receipt by the Portfolio of a redemption request in proper form.

With every request to sell shares, you will need to include the following information:

•	your TD AMERITRADE account number
•	the Portfolio and Class
•	the dollar or share amount you wish to sell

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Payment. The proceeds of the redemption of your Portfolio shares ordinarily will be credited to your brokerage account the following business day after receipt by the Portfolio of a redemption request in proper form, but not later than seven calendar days after an order to sell shares is received. If you purchased shares by check, proceeds from a subsequent redemption may be held in your brokerage account to allow for clearance of the check (which may take up to ten calendar days). Each Portfolio reserves the right to make redemption payments in whole or in part in securities or other property, valued for this purpose as they are valued in computing the Portfolio’s NAV per share.

Direct Redemptions. A TD AMERITRADE brokerage customer may redeem shares of any of the Portfolios by placing an order directly with a TD AMERITRADE Client Service Representative at 1-800-669-3900. TD AMERITRADE customers may also redeem shares by mailing a letter of instruction with the information indicated above, signed by one of the registered account holders in the exact form specified on the account to any TD AMERITRADE office or online at http://www.tdameritrade.com if other than a sweep position.

Redemptions. In the case of a Selected Portfolio selected as a sweep option, shares of your Selected Portfolio may be sold to satisfy a debit balance in your TD AMERITRADE brokerage account. To the extent that there are not a sufficient number of shares of your Selected Portfolio to satisfy any such debit, shares that you own of the other Portfolios or any other money market portfolio of the Company may be sold. In addition, shares may be sold to settle securities transactions in your TD AMERITRADE brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any available cash or cash equivalent in the account to the debits, a sufficient number of shares may be sold the following business day to satisfy any remaining debits. Shares may also be sold to provide the cash collateral necessary to meet your margin obligations to TD AMERITRADE.

Each Portfolio’s shares may be subject to redemption should the TD AMERITRADE brokerage account in which they are held be closed or if your account fails to meet requirements established by TD AMERITRADE or a Selected Broker, including requirements relating to minimum account balances. Please call 1-800-669-3900 for more details.

Customers of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary should redeem their shares through the Financial Intermediary. Your Financial Intermediary may allow you to make redemption requests by mail, by telephone and/or electronically. Each Financial Intermediary is responsible for promptly submitting redemption requests to the Portfolios’ Transfer Agent. For your protection, a Portfolio may request documentation for large redemptions or other unusual activity in your account.

Your Financial Intermediary may impose a minimum account balance requirement. If so, your Financial Intermediary reserves the right to close your account if it falls below the required minimum balance. Please consult your Financial Intermediary for more information.

The Portfolios may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information on selling shares, please contact your Financial Intermediary directly.

How to Exchange Between Portfolios

Shares of each of the Portfolios may be exchanged for shares of the same class of any other Portfolio. An exchange involves the redemption of the Class of shares of the Portfolio which you hold and the purchase of the corresponding Class of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days’ prior written notice, to suspend, modify or terminate exchange privileges. There is no sales charge on shares you receive in an exchange.

Customers of TD AMERITRADE

TD AMERITRADE customers may change their designated Selected Portfolio to another Portfolio offered by this prospectus at any time without charge. To effect an exchange, call a TD AMERITRADE Client Service Representative with instructions to move your money from one Portfolio to another, or you may mail written instructions to TD AMERITRADE, Inc., P.O. Box 2209, Omaha, NE 68103-2209. Your letter should reference your TD AMERITRADE brokerage account number, the Portfolio(s) and Class(es) from which you are exchanging and the Portfolio(s) and Class(es) into which you are exchanging. At least one registered account holder should sign this letter.

Customers of Financial Intermediaries

Shareholders who have invested through a Financial Intermediary may place exchange orders through their Financial Intermediary.

For more information on exchanging shares, please contact your Financial Intermediary directly.

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SHAREHOLDER INFORMATION

Statements and Reports to Shareholders

The Portfolios do not issue share certificates but record your holdings in non-certificated form. Your Portfolio activity is reflected in your brokerage account statement. The Portfolios provide you with audited annual and unaudited semi-annual financial statements. To reduce expenses, only one copy of most financial reports is mailed to you if you hold shares of more than one Portfolio under the same account name and tax identification number. Moreover, only one copy of each of the annual and semi-annual financial statements and prospectus of the Portfolios, and any proxy statement or information statement relating to the Portfolios, will be sent to a single household without regard to the number of shareholders residing at such household, unless you request otherwise by calling or by sending a written request to your Financial Intermediary. Your Financial Intermediary will begin sending separate copies to your household within 30 days of receipt of your request.

Pricing Your Shares

Portfolio Business Days. The Portfolios are open for business on days when the NYSE and the Federal Reserve Bank are open for business. However, a Portfolio may close early on any Portfolio Business Day on which the BMA recommends that the bond markets close early. In addition, Portfolio shares cannot be purchased by Federal Reserve wire on federal holidays on which wire transfers are restricted.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of the close of regular trading on the NYSE, generally 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment is received by the Portfolio in the manner described under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. (Eastern time).

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Portfolio to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

Like most money market funds, each Portfolio values its portfolio securities at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security’s market value and helps each Portfolio to maintain a stable $1.00 share price. The Board of Directors has adopted procedures pursuant to which the NAV of a Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolio.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order and payment are received by a Portfolio. All expenses are accrued daily and are deducted before declaration of dividends to investors. Net capital gains, if any, realized by a Portfolio will be distributed at least annually.

Dividends are declared daily and are reinvested monthly. Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. You may elect to receive any monthly dividend in cash by submitting a written election to your Financial Intermediary prior to the posting date of the specific month to which the election to receive cash relates.

Taxes

Dividends derived from taxable interest and short-term capital gains generally are taxable to a shareholder as ordinary income even though they are reinvested in additional Portfolio shares. Distributions of net long-term capital gains, if any, realized by a Portfolio are taxable to individual shareholders of a Portfolio as long-term capital gains (at a maximum rate of 15% for taxable years beginning on or before December 31, 2010), regardless of the length of time the shareholder may have held shares in the Portfolio at the time of the distribution. Due to the nature of the Portfolios’ investments, the corporate shareholders will not be eligible for the dividends-received deduction with respect to dividends paid by a Portfolio. In addition, dividends paid by a Portfolio will not qualify for the 15% maximum tax rate applicable to certain dividends.

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Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

U.S. Government Portfolio. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio, California Portfolio and New York Portfolio — Federal Income Tax. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio intend to declare and distribute dividends exempt from regular federal income tax. Shareholders of any such Portfolio will not be required to include the “exempt-interest” portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends on their federal income tax returns. Exempt-interest dividends may be subject to state or local income taxes or give rise to a federal AMT liability. Exempt-interest dividends also may affect the amount of social security benefits subject to federal income tax and may have other collateral federal income tax consequences.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government, and any net short-term capital gains) are taxable to shareholders as ordinary income.

Interest on indebtedness which is incurred to purchase or carry shares of a Portfolio will not be deductible for federal income tax purposes to the extent such interest relates to the exempt-interest dividends received from the Portfolio.

Market discount recognized on taxable and tax-exempt securities is also taxable as ordinary income and is not treated as excludable income.

To the extent that exempt-interest dividends are derived from certain private activity bonds (some of which were formerly referred to as industrial development bonds) issued after August 7, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate AMT. All exempt-interest dividends will be included in determining a corporate shareholder’s “adjusted current earnings.” Seventy-five percent of the excess, if any, of adjusted current earnings over a corporate shareholder’s alternative minimum taxable income, with certain adjustments, will be an upward adjustment to such corporation’s alternative minimum taxable income. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of a Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to AMT consequences of an investment in a Portfolio.

The tax exemption of dividends from a Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

California Portfolio — California Personal Income Taxes. The California Portfolio anticipates that substantially all of the dividends paid by it will be exempt from California personal income tax. In order for the Portfolio to pay dividends that are exempt from California income tax, California law generally requires that, at the close of each fiscal quarter, at least 50% of the value of the California Portfolio’s assets consists of obligations whose interest is exempt from California income tax which includes its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, when held by an individual. Assuming compliance with this requirement, dividends and distributions made by the California Portfolio from interest on such obligations are excludable from gross income for purposes of the California personal income tax. Distributions from other obligations, as well as distributions from recognized market discount, or short- or long-term capital gains, are subject to California personal income tax. Corporate taxpayers should note that the California Portfolio’s dividends and distributions are not exempt from California state corporate income or franchise taxes.

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New York Portfolio — New York Personal Income Taxes. Individual shareholders of the New York Portfolio resident in New York State will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Internal Revenue Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Internal Revenue Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Internal Revenue Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Miscellaneous. Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information for a reasonable fee.

The Portfolios may be required to withhold U.S. federal income tax currently at the rate of 28% of all taxable distributions payable to you if you are a U.S. person and fail to provide the Portfolios in which you invest with your correct taxpayer identification number and to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate) withholding tax. However, for taxable years beginning before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

Frequent Purchases and Redemptions

Since the Portfolios are money market funds that are generally not designed for long-term investing and frequent purchases and redemptions of the Portfolios’ shares generally do not present risks to other shareholders of the Portfolios, the Board of Directors of the Company has determined that, at the present time, the Company need not adopt policies and procedures to prevent against frequent purchases and redemptions.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolios’ respective portfolio securities is available (i) in the Company’s SAI and (ii) on the TD Asset Management USA Inc. website at www.tdamusa.com. Each Portfolio’s complete portfolio holdings will be published on the website (www.tdamusa.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the website each Portfolio’s month-end top ten holdings, also with a 30-day lag time. This information will remain available on the website at least until the date on which the Company files its Form N-CSR or Form N-Q with the Securities and Exchange Commission for the period that includes the date as of which the website information is current. The information will be available on the website at www.tdamusa.com.

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PORTFOLIO MANAGEMENT

Investment Manager

TD Asset Management USA Inc. (the “Investment Manager” or “TDAM”), 31 West 52nd Street, New York, NY 10019, is the Portfolios’ investment manager. The Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales.

For the fiscal year ended October 31, 2006, the Portfolios paid the following amounts (as a percentage of average net assets) to the Investment Manager for its services: (i) during the period from November 1, 2005 through January 31, 2006, fees at the annual rate of 0.30% with respect to the Money Market Portfolio; 0.31% with respect to the U.S. Government Portfolio; 0.30% with respect to the Municipal Portfolio; 0.26% with respect to the California Portfolio; and 0.25% with respect to the New York Portfolio, and (ii) during the period from February 1, 2006 through October 31, 2006, fees at the annual rate of 0.08% with respect to the Money Market Portfolio; 0.09% with respect to the U.S. Government Portfolio; and 0.10% with respect to each of the Municipal Portfolio, the California Portfolio and the New York Portfolio. The Investment Manager from time to time may assume certain expenses of the Portfolios (or waive its fees), which would have the effect of increasing yield to investors during the period of the expense reduction. Unless otherwise provided, expense reductions are voluntary and may be reduced or eliminated at any time upon notice to investors.

A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract of the Portfolios is available in the Portfolios’ semi-annual report dated April 30, 2006.

In addition to the Portfolios, the Investment Manager currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2006 had total assets under management of approximately $17.3 billion.

Administrator

As administrator, TDAM provides certain administrative services to the Portfolios. TDAM does not receive a separate fee for administrative services. TDAM has entered into an agreement with Funds Distributor, Inc. (“FDI”) whereby FDI performs certain administrative services for the Portfolios. TDAM pays FDI’s fees for providing these services.

Distributor

FDI acts as distributor of the Portfolios’ shares.

Distribution (12b-1) Plan and Other Distribution Arrangements

The Portfolios’ Distribution Plan under Rule 12b-1 under the Investment Company Act (the “12b-1 Plan”) permits Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its asset distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). These 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, including your Financial Intermediary, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms. Because the 12b-1 Fees are paid out of the assets of the specific Class on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The 12b-1 Plan also provides that TDAM and TD AMERITRADE Clearing, Inc., the transfer agent to the Portfolios (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose will not reduce any 12b-1 Fees paid or payable under the 12b-1 Plan as described above.

Shareholder Servicing

The Portfolios’ Shareholder Servicing Plan permits each Class to pay banks, broker-dealers or other financial institutions, including your Financial Intermediary, for shareholder support services they provide, at a rate of up to 0.25% of its average daily net assets. These services may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, and establishing and maintaining shareholder accounts and records.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD AMERITRADE, an affiliate of the Investment Manager, TD AMERITRADE has agreed to provide shareholder services to each Portfolio and Class pursuant to the Shareholder Servicing Plan. Under the Shareholder Services Agreement, Class A of each Portfolio pays a fee (as a percentage of average net assets) of 0.25% to TD AMERITRADE and the Select Class of the Money Market Portfolio pays a fee (as a percentage of average net assets) of 0.05% to TD AMERITRADE.

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ABOUT CALIFORNIA AND NEW YORK

California

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The State has a population of about 37 million, which has been growing at a 1-2% annual rate for several decades. Gross domestic product of goods and services in the State exceeds $1 trillion. Total personal income was estimated at $1,337 billion in 2005. Total civilian employment is over 16.5 million.

California’s economy slipped into a recession in early 2001, losing about 290,000 jobs between March 2001 and January 2002. The recession was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has stabilized and shown steady growth, following the national economy, in 2004 and 2005. Year-over-year job growth for the first 11 months of 2005 was at a 1.5% rate, and the unemployment rate at the end of 2005 was almost 1 percent lower than at the end of 2004. Significantly, the San Francisco Bay Area grew almost as fast in 2005 as Southern California. Current projections indicate that the California economy will continue to grow but at a more moderate rate in 2006. Weakness in the national and State economies and in the stock market in the early 2000's resulted in lower tax revenues to the State of California, and the State suffered large budget deficits for several years. A large part of the State’s annual budget is mandated by constitutional guarantees (such as for educational funding and debt service) and caseload requirements for health and welfare programs, which adds further pressure. State general obligation bonds are, as of February 2006, rated “A2” by Moody’s Investors Service, “A” by Standard & Poor’s, and “A” by Fitch Ratings.

The annual Budget Act for fiscal year 2005-06 (the “2005 Budget Act”) contained expenditures of $90.0 billion from the General Fund, and estimated revenues of $84.5 billion, with a projected ending budget reserve balance of about $400 million. The difference was made up by applying fund balances from the end of the 2004-05 fiscal year. As of January, 2006, when the Governor Proposed Budget for 2006-07 was released, the Administration estimated that revenues attributable to 2005-06 and earlier years would be $3.2 billion higher than previously estimated, while expenditures would increase slightly. The revised estimate is that the General Fund will end 2005-06 with a budgetary surplus of about $6.5 billion. The Governor’s Budget for 2006-07 projects General Fund revenues of about $91.5 billion, and proposes expenditures of $97.9 billion, with a budget reserve at June 30, 2007 of about $600 million. While carry-over balances are projected to fill the gap between revenues and expenditures in 2006-07, the Administration states that a “structural deficit” will recur in future years without additional actions to bring revenues and expenditures into balance on a more permanent basis.

Many local government agencies, particularly counties, continue to face budget constraints due to limited taxing powers, mandated expenditures for health, welfare and public safety, and a weakened economy, among other factors. California State and local governments are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, and in their ability to appropriate their tax revenues, by a series of constitutional amendments enacted by voter initiative since 1978. Individual local governments may also have local initiatives which affect their fiscal flexibility.

For more information about the State, see “Information About California” in the Statement of Additional Information.

New York

New York State (“New York” or the “State”) is the third most populous state in the nation and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. Beginning in 2003, federal and state government employment and wage statistics are being reported in accordance with the new NAICS industrial classification system.

In the calendar years 1990 through 1998, the State’s rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and had been slower to recover. However, the situation subsequently improved. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate, and, in 2000, the rates were essentially the same. In 2001, the September 11th attack resulted in a slowdown in New York that was more severe than in the nation as a whole. Although the State unemployment rate was higher than the national rate from 1991 to 2000, the gap between them has since closed.

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The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State’s job base was in decline. Total New York nonfarm employment is projected to grow 1.0 percent for 2005, with private sector job growth of 1.3 percent projected for the current year. The continued strengthening of the State economy will help to support the housing market in 2005, though the torrid pace of growth observed in 2004 is not expected to be sustained. With the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Consequently, bonus growth for 2005 will fall short of the extraordinary growth experienced in 2004, offsetting the impact of higher employment growth on personal income and wages. Both New York personal income and its largest component, wages and salaries, are expected to grow 4.9 percent for 2005.

In addition to the risks associated with the national economic forecast, there exist specific risks to the State economy. Chief among them is a weaker performance within the financial sector than is currently projected. Rising interest rates tend to have a more negative impact on the New York economy than on the nation as a whole. Higher energy prices and global instability also loom large as risks to equity market performance. A weaker financial market performance than expected could result in lower bonus payment growth than projected, though this impact would be largely felt during the first quarter of 2006. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, greater demand for financial market services and even stronger income growth in that sector than expected.

For more information about the State, see “Information About New York” in the Statement of Additional Information.

FINANCIAL HIGHLIGHTS

Financial highlights information for the Classes are not yet available because the Classes have not yet commenced operations.

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FOR MORE INFORMATION

More information on the Portfolios is available upon request, including the following:

Shareholder Reports. Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders.

Statement of Additional Information (SAI). The SAI includes more information about the Portfolios and their policies. The SAI is on file with the SEC and is incorporated by reference into (is legally considered a part of) this prospectus.

You may request free copies of these materials, along with other information about the Portfolios, and make shareholder inquiries by contacting TD AMERITRADE:

TD AMERITRADE, Inc.
P.O. Box 2209
Omaha, NE 68103-2209

Phone: 1-800-669-3900
Hearing Impaired: TTY 1-888-723-8503
Internet site: http://www.tdamusa.com

Text-only versions of the Portfolios’ prospectus can be viewed online or downloaded from TDAM (http://www.tdamusa.com). The Portfolios’ prospectus and other documents pertaining to the Portfolios also can be viewed online or downloaded from the SEC (http://www.sec.gov).

You can also review and copy information about each Portfolio, including the SAI, at the SEC’s public reference room in Washington, DC. For a duplicating fee, you may obtain copies of this information by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102 or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-551-8090.

The Portfolios are a series of TD Asset Management USA Funds Inc. whose investment company registration number is 811-9086.

TD Asset Management USA Funds Inc.

TDAM Money Market Portfolio
– Class A
– Select Class

TDAM U.S. Government Portfolio
– Class A

TDAM Municipal Portfolio
– Class A

TDAM California Municipal Money Market Portfolio
– Class A

TDAM New York Municipal Money Market Portfolio
– Class A

31 West 52nd Street
New York, New York 10019
800-669-3900

STATEMENT OF ADDITIONAL INFORMATION
February [  ], 2007

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated February [  ], 2007 (the “Prospectus”) for Class A and the Select Class of the TDAM Money Market Portfolio (the “Money Market Portfolio”), and Class A of each of the TDAM U.S. Government Portfolio (the “U.S. Government Portfolio”), the TDAM Municipal Portfolio (the “Municipal Portfolio”), the TDAM California Municipal Money Market Portfolio (the “California Portfolio”) and the TDAM New York Municipal Money Market Portfolio (the “New York Portfolio”), each a series (each a “Portfolio”) of TD Asset Management USA Funds Inc. (the “Company”). This SAI relates solely to Class A of each Portfolio and the Select Class of the Money Market Portfolio (collectively, the “Classes”). The Prospectus is incorporated by reference into this SAI.

Financial statements and financial highlights for the Investor Class of each Portfolio for the fiscal year ended October 31, 2006, including the independent registered public accounting firm’s report thereon, are included in the Portfolios’ Annual Report. Financial statements and financial highlights are not yet available for the Classes because the Classes have not yet commenced operations.

To obtain a free copy of the Prospectus or Annual Report, please write to the Company at TD Asset Management USA Funds Inc., c/o TD Ameritrade, Inc., P.O. Box 2209, Omaha, NE 68103-2209, call 1-800-669-3900, or visit the following website: http://tdamusa.com.

TABLE OF CONTENTS

GENERAL INFORMATION ABOUT THE COMPANY	3

INVESTMENT POLICIES AND RESTRICTIONS	3

INFORMATION ABOUT CALIFORNIA	18

INFORMATION ABOUT NEW YORK	34

DISCLOSURE OF PORTFOLIO HOLDINGS	55

PORTFOLIO TRANSACTIONS	56

MANAGEMENT OF THE COMPANY	57

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES	61

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES	66

DIVIDENDS AND TAXES	74

SHARE PRICE CALCULATION	79

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	80

SHAREHOLDER INFORMATION	81

ANNEX A — RATINGS OF INVESTMENTS	83

TD ASSET MANAGEMENT USA FUNDS INC.

GENERAL INFORMATION ABOUT THE COMPANY

The Company is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Company was organized as a corporation under Maryland law on August 16, 1995. The Company changed its name from Waterhouse Investors Family of Funds, Inc. to TD Waterhouse Family of Funds, Inc. on September 20, 1999, and from TD Waterhouse Family of Funds, Inc. to TD Asset Management USA Funds Inc. on April 24, 2006. The Company is known as a “series company” because it offers multiple portfolios. Each Portfolio of the Company offers two or more classes of shares. This SAI pertains to Class A of each Portfolio and the Select Class of the Money Market Portfolio.

Each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are “diversified” as that term is defined in the Investment Company Act. The California Portfolio and the New York Portfolio are “non-diversified” as that term is defined in the Investment Company Act.

The investment manager of the Portfolios is TD Asset Management USA Inc. (“TDAM” or the “Investment Manager”).

INVESTMENT POLICIES AND RESTRICTIONS

Each Portfolio’s investment objective, and its investment policies and restrictions that are designated as fundamental, may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Portfolio. Except as otherwise indicated, however, each Portfolio’s investment policies are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act, and as used herein, the term “majority of the outstanding voting securities” of the Company, or of a particular Portfolio or Class means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Company or such Portfolio or Class present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Company or such Portfolio or Class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company or such Portfolio or Class.

The following policies and restrictions supplement those set forth in the Prospectus. Each Portfolio’s investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio’s investment policies and restrictions.

As money market funds, the Portfolios are subject to Rule 2a-7 under the Investment Company Act, as amended (“Rule 2a-7”), in their pursuit of a stable net asset value of $1.00 per share. Rule 2a-7 imposes certain quality, maturity, liquidity and diversification standards on the operation of the Portfolios. See “Rule 2a-7 Matters” below.

Asset-Backed Securities

Each Portfolio may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered government securities as described below.

Bank Obligations

Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers’ acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks.

Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. A certificate of deposit is an interest-bearing negotiable certificate issued by a bank against funds deposited in the bank. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. Although the borrower is liable for payment of the draft, the bank unconditionally guarantees to pay the draft at its face value on the maturity date. Certificates of deposit and fixed time deposits, which are payable at the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by a Portfolio but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation and could reduce the Portfolio’s yield. Although fixed-time deposits do not in all cases have a secondary market, there are no contractual restrictions on a Portfolio’s right to transfer a beneficial interest in the deposits to third parties. Deposits subject to early withdrawal penalties or that mature in more than seven days are treated as illiquid securities if there is no readily available market for the securities. A Portfolio’s investments in the obligations of foreign banks and their branches, agencies or subsidiaries may be obligations of the parent, of the issuing branch, agency or subsidiary, or both.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office. Investments in foreign bank obligations are limited to banks and branches located in countries that the Investment Manager believes do not present undue risk.

Investments in foreign bank obligations are subject to the additional risks associated with foreign securities.

Borrowing

Each Portfolio may borrow from banks and engage in reverse repurchase agreements. As a matter of fundamental policy, each Portfolio will limit borrowings (including any reverse repurchase agreements) to amounts not in excess of 33 1/3 % of the value of the Portfolio’s total assets less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. As a non-fundamental policy, a Portfolio will borrow money only as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding.

Certificates of Participation

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may invest in certificates of participation. Certificates of participation may be variable rate or fixed rate with remaining maturities of one year or less. A certificate of participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the municipal security supporting the payment of principal and interest on the certificate of participation. Payments of principal and interest would be dependent upon the underlying municipal security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of certificates of participation is based primarily upon the rating of the municipal security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a certificate of participation and in determining whether the certificate of participation is appropriate for investment by a Portfolio. It is anticipated by the Investment Manager that for most publicly offered certificates of participation, there will be a liquid secondary market or there may be demand features enabling a Portfolio to readily sell its certificates of participation prior to maturity to the issuer or third party. As to those instruments with demand features, each Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper and Similar Securities

Corporate debt securities include corporate bonds and notes and short-term investments, such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliates’ current obligations and is frequently unsecured. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

Variable rate demand notes are unsecured notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Variable rate demand notes are redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. Since these notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. Variable rate demand notes must satisfy the same criteria as set forth above for commercial paper.

Loan participation interests represent interests in senior, unsecured, working capital loans, which rank on the same priority and security level as commercial paper. They are generally issued by corporate entities that require some short-term funding but lack the large borrowing need or legal status required to establish a commercial paper program. These interests are actively marketed to money market funds and other short-term investors by a number of dealers. These selling banks are also the originators of the underlying bank loans. The selling banks reserve the right to allow any secondary marketing or repurchases of loan participation interests.

Loan participation interests are sold on a non-recourse basis; in the event of default of the borrower, an investor would have no direct claim against the borrower, but rather would look to the selling bank to proceed against the borrower. In fact, investors must rely on the selling bank to remit all principal and interest from loan participation interests on a regular basis.

A Portfolio will invest only in commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), two NRSROs, see “Annex A — Ratings of Investments.”

Credit Enhancement Features

Each Portfolio may invest in securities subject to letters of credit or other credit enhancement features. Such letters of credit or other credit enhancement features are not subject to federal deposit insurance, and changes in the credit quality of the issuers of such letters of credit or other credit enhancement features could cause losses to a Portfolio and affect its share price.

Foreign Securities

Each Portfolio may invest in U.S. dollar-denominated bank obligations of the foreign branches of U.S. banks and their non-U.S. branches (Eurodollars), U.S. branches of foreign banks (Yankee dollars), and foreign branches of foreign banks. Each Portfolio also may invest in U.S. dollar-denominated securities issued or guaranteed by foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and foreign financial institutions.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States, and the Company may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, increased taxation, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Funding Agreements

The Money Market Portfolio may invest in funding agreements. Funding agreements are insurance contracts between an investor and an insurance company. For the issuer (insurance company), they represent senior obligations under an insurance product. For the investor, and from an Internal Revenue Service and Securities and Exchange Commission (“SEC”) perspective, these agreements are treated as securities. These agreements, like other insurance products, are backed by claims on the general account of the issuing entity and rank on the same priority level as other policyholder claims.

Funding agreements are typically issued with a one-year final maturity and a variable interest rate, which may adjust weekly, monthly, or quarterly. Some agreements carry a seven-day put feature. A funding agreement without this feature is considered illiquid by the Portfolio.

These agreements are regulated by the state insurance board in the state where they are executed.

Government Securities

Each Portfolio may invest in government securities. The term “government securities” for this purpose includes marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities (“Agencies”) are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of Agencies are not debts of the U.S. Treasury, in some cases, payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Fannie Mae (FNMA or Federal National Mortgage Association), Freddie Mac (Federal Mortgage Association Corp.), Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities historically have involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the U.S. government’s full faith and credit.

Illiquid Securities

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities. In determining the liquidity of a Portfolio’s investments, the Investment Manager may consider various factors, including (i) the unregistered nature of the security; (ii) the frequency of trades and quotations for the security, (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (iv) dealer undertakings to make a market in the security, (v) the nature of trading in the security, (vi) the trading and markets for the security, and (vii) the nature of trading in the marketplace, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors (the “Board”). If through a change in values, net assets, or other circumstances, a Portfolio was in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity, which may include disposing of illiquid assets. If a Portfolio decides to sell illiquid securities, such sale might be at a disadvantageous time or at a disadvantageous price.

For purposes of the 10% limit on illiquid securities, Rule 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors.

Municipal lease obligations will not be considered illiquid if they (i) are publicly offered and are rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or (ii) have a demand feature, which, if exercised, will result in payment of their par value within seven days. Municipal lease obligations not meeting either of these criteria (“Restricted Municipal Lease Obligations”) will not be considered illiquid for purposes of a Portfolio’s 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities, in accordance with procedures adopted by the Board of Directors. With respect to Restricted Municipal Lease Obligations, the Investment Manager will consider, pursuant to such procedures, the general credit quality of the Restricted Municipal Lease Obligation, including, in the case of Restricted

Municipal Lease Obligations that are unrated, an analysis of such factors as (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and any other factors unique to municipal lease obligations as determined by the Investment Manager.

Investment Company Securities

Each Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio’s investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, a Portfolio’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. To the extent allowed by law or regulation, each Portfolio may invest its assets in securities of investment companies that are money market funds, including those advised by the Investment Manager, in excess of the limits discussed above. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. Such investments will be made solely in other no-load money market funds.

Municipal Securities

Each Portfolio, except the U.S. Government Portfolio, may invest in municipal securities. The Municipal Portfolio, the California Portfolio and the New York Portfolio invest primarily in municipal securities. Municipal securities include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds or other private activity bonds that are backed only by the assets and revenues of the non-governmental user (such as manufacturing enterprises, hospitals, colleges or other entities).

Municipal securities include municipal bonds, notes and leases. Municipal securities may be zero-coupon securities. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the municipal security markets and the fixed income markets in general, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals that would require registration in the future.

The Investment Manager relies on the opinion of the issuer’s counsel, which is rendered at the time the security is issued, to determine whether the security is appropriate, with respect to its tax status, to be purchased by a Portfolio.

Municipal securities may include other securities similar to those described below that are or may become available.

Municipal Bonds. Municipal bonds can be classified as either “general obligation” or “revenue” bonds. General obligation bonds are secured by a municipality’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Municipal bonds include industrial development bonds. Municipal bonds may also be “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer is unable to meet its obligations under the bonds from current revenues, it may draw on a reserve fund that is backed by the moral commitment (but not the legal obligation) of the state or municipality that created the issuer.

Municipal bonds include tax-exempt industrial development bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the municipality. The payment of the principal and interest on these bonds is dependent solely on the ability of an initial or subsequent user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax (other than the alternative minimum tax (AMT)).

Municipal bonds meet longer term capital needs of a municipal issuer and generally have maturities of more than one year when issued. General obligation bonds are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, class of facilities, or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from general tax revenues. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds are additionally secured by a debt service reserve fund which can be used to make a limited number of principal and interest payments should the pledged revenues be insufficient. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Revenue bonds issued by housing authorities may be secured in a number of ways, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated, as discussed below.

Municipal bonds are considered private activity bonds if they are issued to raise money for privately owned or operated facilities used for such purposes as production or manufacturing, housing, health care and other nonprofit or charitable purposes. These bonds are also used to finance public facilities, such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s owner or user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

The types of projects for which private activity bonds may bear tax-exempt interest under the Internal Revenue Code of 1986, as amended (the “Code”), have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986, and continue to be subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated facilities of organizations described in Section 501(c)(3) of the Code (such as private universities and nonprofit hospitals), certain owner-occupied and rental residential projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the tax-exempt refinancing of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing could become increasingly limited.

Municipal Notes. Municipal notes, which may be either “general obligation” or “revenue” securities, are intended to fulfill the short-term capital needs of the issuer and generally have maturities not exceeding one year. Examples of municipal notes are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer.

Municipal Lease Obligations. Municipal lease obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include “non-appropriation clauses” providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. A Portfolio’s ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Investment in municipal lease obligations is generally made indirectly (i.e., not as a lessor of the property) through a participation interest in such obligations owned by a bank or other third party. A participation interest gives the investor a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Certain Tax Aspects. Municipal securities are also categorized according to (i) whether or not the interest is includable in the calculation of AMT imposed on individuals, (ii) whether or not the costs of acquiring or carrying the securities are deductible in part by banks and other financial institutions, and (iii) other criteria relevant for federal income tax purposes. Due to the increasing complexity of the Code and related requirements governing the issuance of tax-exempt securities, industry practice has uniformly required, as a condition to the issuance thereof, particularly in the case of revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on such securities.

Taxable Investments (Municipal Portfolio, California Portfolio and New York Portfolio). Each Portfolio anticipates being as fully invested as practicable in municipal securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, a Portfolio may hold cash or cash equivalents. In addition, there may be occasions when, in order to raise cash to meet redemptions, a Portfolio may be required to sell securities at a loss.

From time to time, a Portfolio may invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal and, in the case of the California Portfolio and the New York

Portfolio, either California state or New York state (or city) income tax, respectively. For example, a Portfolio may invest in obligations whose interest is taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities, or, with respect to the California Portfolio and the New York Portfolio, when suitable state specific tax-exempt securities are unavailable. Should a Portfolio invest in taxable obligations, it would purchase securities that in the Investment Manager’s judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, obligations of domestic banks, and repurchase agreements.

Additional Risk Considerations. The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Portfolio’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Portfolio’s holdings would be affected, and the Board of Directors would reevaluate the Portfolio’s investment objective and policies.

Non-Diversification and Concentration

Each of the California Portfolio and New York Portfolio is classified as “non-diversified” for purposes of the Investment Company Act, which means that the Portfolio is not limited by the Investment Company Act with regard to the portion of its assets that may be invested in the securities of a single issuer. To the extent a Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because each Portfolio invests primarily in securities issued by a single state and its municipalities, it is more vulnerable to unfavorable developments within that particular state than funds that invest in municipal securities of many states.

Generally, each Portfolio may not “concentrate” its assets in securities related to a particular industry. Concentration, as the term is used in the Investment Company Act, means that at least 25% of the Portfolio’s assets would be invested in the securities of issuers within the same industry. Each of the California Portfolio and the New York Portfolio may, however, invest more than 25% of its assets in municipal securities that are repayable out of revenue streams generated from economically related projects or facilities, although each Portfolio does not currently intend to do so on a regular basis. Investment in municipal securities repayable from related revenue streams further concentrates a Portfolio’s risks.

Put Features

Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specific intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank’s credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank’s credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank’s ability to honor its credit commitment. Demand features, standby commitments, and tender options are types of put features.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase that security from the Portfolio at a mutually agreed upon time and price (which resale price is higher than the purchase price), thereby determining the yield during the Portfolio’s holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. It is each Portfolio’s current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager; however, it does not presently appear possible to eliminate all risks from these transactions. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer at an agreed-upon price on an agreed-upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate.

Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. The use of reverse repurchase agreement proceeds to make investments may be considered to be a speculative technique.

While a reverse repurchase agreement is outstanding, a Portfolio will segregate appropriate liquid assets to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Rule 144A Securities

If otherwise consistent with its investment objectives and policies, each Portfolio may invest in Rule 144A securities. Rule 144A securities are securities that are not registered under the Securities Act of 1933, as amended (the “Securities Act”) but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act. Any such security will not be considered illiquid so long as it is determined by the Company’s Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Company’s Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Rule 2a-7 Matters

Each Portfolio must comply with the requirements of Rule 2a-7. Under the applicable quality requirements of Rule 2a-7, the Portfolios may purchase only U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition “eligible securities” as defined in Rule 2a-7. Generally, eligible securities are divided into “first tier” and “second tier” securities. First tier securities are generally those in the highest rating category (e.g., A-1 by S&P) or unrated securities deemed to be comparable in quality, government securities and securities issued by other money market funds. Second tier securities are generally those in the second highest rating category (e.g., A-2 by S&P) or unrated securities deemed to be comparable in quality. See “Annex A — Ratings of Investments.”

Except to the limited extent permitted by Rule 2a-7 and except for government securities, each of the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio may not invest more than 5% of its total assets in the securities of any one issuer. With respect to 75% of its total assets, each of the California Portfolio and the New York Portfolio may not invest more than 5% of its total assets in the securities of any one issuer.

Each Portfolio is limited with respect to the extent to which it can invest in second tier securities. For example, the Money Market Portfolio may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer. Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio must limit investment in second tier “conduit securities” (as defined in Rule 2a-7) to 5% of its total assets and, with respect to second tier conduit securities issued by a single issuer, the greater of $1 million or 1% of the Portfolio’s total assets. Generally, conduit securities are securities issued to finance non-governmental private projects, such as retirement homes, private hospitals, local housing projects, and industrial development projects, with respect to which the ultimate obligor is not a government entity.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 397 calendar days or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7, such as interest rate reset and demand features.

Section 4(2) Paper

Each Portfolio, except the U.S. Government Portfolio, may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as a Portfolio, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like a Portfolio through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Investment Manager considers legally restricted, but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Company’s Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities. The Investment Manager will monitor the liquidity of a Portfolio’s investments in Section 4(2) paper on a continuous basis.

Securities Lending

Each Portfolio may lend portfolio securities in amounts up to 33 1/3 % of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities’ potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Standby Commitments

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may acquire standby commitments. Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, a Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. Each Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, a Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of a Portfolio or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank’s credit in determining whether to invest in an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by a Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities

Each Portfolio, except the Municipal Portfolio, the California Portfolio and the New York Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their “face value” and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGR”s), and generic Treasury Receipts (“TR”s), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (“FICO”) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Temporary Defensive Position

When market or business conditions warrant, each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may assume a temporary defensive position and invest without limit in cash or cash equivalents, which may include taxable investments. For temporary defensive purposes, cash equivalents may include (i) short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers’ acceptances and interest-bearing savings deposits of commercial banks doing business in the United States that have a minimum rating of A-1 from S&P or P-1 from Moody’s or a comparable rating from an NRSRO or unrated securities of comparable quality, (iii) commercial paper rated at least A-1 by S&P or P-1 by Moody’s or a comparable rating from another NRSRO or unrated securities of comparable quality, (iv) repurchase agreements covering any of the securities in which a Portfolio may invest directly, and (v) money market mutual funds. To the extent a

Portfolio assumes a temporary defensive position, it may not be pursuing its investment objective. When a Portfolio assumes a temporary defensive position, it is likely that its shareholders will be subject to federal and, in the case of the California Portfolio and the New York Portfolio, to California state or New York state (or city) income taxes (as applicable) on a greater portion of their income dividends received from the Portfolio.

Tender Option Bonds

Each of the Municipal Portfolio, the California Portfolio and the New York Portfolio may purchase tender option bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, a Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, a Portfolio may buy tender option bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 397 days. In selecting tender option bonds for a Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations

Each Portfolio may invest in variable rate or floating rate obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of variable rate obligations ordinarily is determined by reference to or is a percentage of an objective standard, such as the London Interbank Offered Rate (“LIBOR”), the Federal Funds Rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on variable rate obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Each Portfolio determines the maturity of variable rate obligations and floating rate obligations in accordance with Rule 2a-7, which allows the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities

Each Portfolio may invest in when-issued and delayed delivery basis securities. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally, such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio’s other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio’s assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio’s net asset value.

When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss. Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses. The sale of such securities by the Municipal Portfolio, the California Portfolio or the New York Portfolio may result in the realization of gains that are not exempt from federal income tax.

In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, a Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. When when-issued or delayed delivery purchases are outstanding, a Portfolio will segregate appropriate liquid assets to cover its purchase obligations. A Portfolio will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable.

Zero Coupon Bonds

Each Portfolio may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Future Developments

Each Portfolio may invest in securities and in other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio’s investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus and/or SAI will be amended or supplemented as appropriate to discuss any such new investments.

The following are the Fundamental Investment Restrictions of each Portfolio of the Company. Each Portfolio (unless noted otherwise) may not:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio’s total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

(2) (with respect to the Municipal Portfolio only) normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

(3) (with respect to the California Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of California, its political subdivisions, authorities, instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both California personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(4) (with respect to the New York Portfolio only) normally invest less than 80% of its total assets in municipal obligations issued by the state of New York, its political subdivisions, authorities,

instrumentalities and public corporations, or by other qualified issuers, including the various territories and possessions of the United States, the income from which is exempt from both New York personal income tax and federal income tax, but may be subject to federal alternative minimum tax liability;

(5) issue senior securities, except as permitted under the Investment Company Act;

(6) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

(7) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment), (ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33 1/3 % of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3 % limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

(8) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

(9) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers’ acceptances issued by U.S. banks, including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

(10) (with respect to the California Portfolio and the New York Portfolio only) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, immediately after the purchase more than 25% of the Portfolio’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that a Portfolio may invest in obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing, or invest more than 25% of its total assets in industrial development bonds related to a single industry;

(11) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(12) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

(13) lend any security or make any other loan if, as a result, more than 33 1/3 % of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or

(14) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following Investment Restrictions are not fundamental and may be changed without shareholder approval. Each Portfolio (unless noted otherwise) does not currently intend to:

(1) (with respect to the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio only) purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or a security subject to a “guarantee issued by a non-controlled person,” as defined in Rule 2a-7) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer, provided that a Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days;

(2) purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days upon notice and securities restricted as to disposition under federal securities laws, except for commercial paper issued in reliance on the “private placement” exemption afforded by Section 4(2) of the Securities Act (Section 4(2) paper), securities eligible for resale pursuant to Rule 144A under the Securities Act (Rule 144A securities), and other securities, that are determined to be liquid pursuant to procedures adopted by the Company’s Board of Directors;

(3) invest in financial futures and options thereon; or

(4) (with respect to the U.S. Government Portfolio only) normally invest less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements backed by such obligations; provided, further, that any change to such policy shall require a notice to shareholders at least 60 days prior to such change.

INFORMATION ABOUT CALIFORNIA

Following is a brief summary of some of the factors that may affect the financial condition of the State of California and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on information in publicly available offering statements relating to debt offerings of State and local issuers that has not been independently verified by the Company or its legal counsel. The State’s offering statements may be found at the website of the California State Treasurer’s Office, www.treasurer.ca.gov, under the heading “Bond Information.”

General

Following several years of very strong growth in the late 1990’s, which produced large State revenue surpluses, the State’s financial condition started to worsen since the start of 2001, with the combination of a mild Statewide economic recession (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000. Over several years, revenues proved to be substantially lower than projections, largely because of continued weakness in the economy and stock markets. This resulted in an accumulated budget deficit by June 30, 2003 estimated at over $10 billion, and caused a severe cash shortage.

In October, 2003, a successful recall election resulted in the replacement of the prior Governor with new Governor Arnold Schwarzenegger. On March 2, 2004, voters approved two companion ballot propositions which had been sponsored by the Governor. Proposition 57 authorized issuance of $15 billion of “economic recovery bonds” to fund previous budget deficits. About $11 billion of these bonds were issued in the spring of 2004 to fund the accumulated budget deficits and provide about $2 billion for the 2004-05 fiscal year budget. Proposition 58 implemented changes in state budget procedures designed to mandate adoption of balanced budgets in the future, to grant greater mid-year budget adjustment powers, to require creation of a budget reserve, and to prohibit future long-term borrowing to finance budget deficits. See “Recent Financial Results - Balanced Budget Amendment” below.

The final 2004-05 and 2005-06 fiscal year budgets continued the pattern of recent years, with a combination of expenditure reductions, one-time funding mechanisms and borrowing from both external markets, other State funds and local governments. Although revenue results in the last two fiscal years have exceeded projections, budgets have been balanced using borrowing and other one-time techniques. The Administration estimates the State continues to have an underlying “structural deficit” between ongoing revenue sources and ongoing program requirements, including repayment of previous budgetary borrowings. The Administration has estimated, in the Governor’s Budget for 2006-07, released January 10, 2006, that continuing strong revenue results, mirroring a growing economy in the State, will give the State an ending budgetary surplus at June 30, 2006 of about $6.5 billion. While this surplus will be sufficient to allow the 2006-07 budget to be in balance, future budgets will show a recurrence of the structural deficit unless more permanent actions are taken.

The State faced serious cash flow difficulties in the period 2002-2004 as a result of ongoing budget deficits and severely reduced revenues. It resorted to a series of external borrowings starting in the fall of 2001 to assure sufficient cash resources to pay its ongoing obligations, including maturing cash flow notes. The State issued $14 billion of cash flow notes to fund its requirements in the 2003-04 fiscal year, maturing in June, 2004. Repayment of this borrowing was accomplished with a combination of ongoing revenues and proceeds from the issuance of the economic recovery bonds approved at the March 2004 election. The State’s cash flow borrowing was reduced to $6 billion in 2004-05 and $3 billion in 2005-06, and has been limited to covering normal cash management requirements during the fiscal year. Although about $3.75 billion of economic recovery bond capacity remains, the State budget still contains a large structural deficit. Unless this structural deficit can be addressed on a long-term basis, the State may continue to require access to external capital markets to meet its cash requirements.

The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds.

Economic Factors

California’s economy is the largest among the 50 states and one of the largest 5 or 6 in the world. The State’s population of about 37 million (July 1, 2005 estimate) represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990’s due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration. Total personal income in the State, at an estimated $1,338 billion in 2005, accounts for about 13% of all personal income in the nation. Total civilian employment was over 16.8 million in 2005, the majority of which is in the service, trade and manufacturing sectors.

California began a period of strong economic growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped to under 5%, its lowest level in three decades. In 2001, the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade also slowed between 2001 and 2003 reflecting weakness in overseas economies (particularly in Asia). Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; economic conditions have been better in other parts of the State.

Statewide, modest job growth resumed in the second half of 2003 and has continued through 2005. Nonfarm payroll employment in 2005 was about 1.5 percent higher than in 2004. The unemployment rate in 2005, averaging 5.4 percent, was the lowest in four years, and almost one percent lower than 2004. Most significantly, in 2005 economic growth in San Francisco Bay Area was at almost the same level as in Southern California. Personal income also showed strong growth, with a 6.0 percent gain in 2005 as compared to the year earlier. Residential construction and existing home sales remained strong in 2004 and the first three quarters of 2005, in part due to low interest rates, but home sales slowed somewhat as the year progressed. After several weak years, nonresidential construction grew more strongly in 2004 and 2005. Exports through California ports reversed their declines of several years and showed year-over-year increases in 2003, 2004 and 2005. In January, 2006, the State Department of Finance projected continued growth in the economy in 2006 but at a more moderate rate than before. California’s economic growth will remain tied to the overall national economy.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties.

Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any “special tax.”

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several new provisions affecting “fees” and “charges”, defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State’s economy.

“Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990’s because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980’s when State appropriations were above the limit. The State Department of Finance estimates the State was about $7.6 billion below the limit in 2004-05, and will be about $11.3 billion below its limit in 2005-06.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of November 1, 2005, the State had outstanding approximately $34.5 billion of long-term general obligation bonds and $7.8 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.4 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of November 1, 2005 the State had about $30.0 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $3.2 billion of authorized and unissued lease-purchase debt. In the 2004-05 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.85% of General Fund revenues. See also “Bond Ratings” below.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State’s General Fund and carry different ratings than the State’s general obligation bonds. The State’s Department of Water Resources (“DWR”) has been one of the largest issuers of revenue bonds in recent years. In 2002 DWR issued about $12 billion of Power System Revenue Bonds which were used to repay costs incurred by DWR to purchase power for California customers during the time of energy shortages in 2001, when the State’s investor-owned utilities were unable to do so. These bonds are payable solely from a surcharge on residential and business customers’ utility bills and are not backed by the full faith and credit of the State. DWR also has other revenue bonds secured by independent revenue streams to support its own operations in transporting water around the state. The California Housing Finance Agency has issued a large number of bonds secured by mortgage loans made for single family and multi-family housing units.

Recent Financial Results

The principal sources of General Fund tax revenues in 2004-05 were the California personal income tax (52 percent of total tax revenues), the sales and use tax (31 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990’s and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to increase to about 12% of General Fund revenues in 2004-05 and about 13% in 2005-06.

The State maintains a Special Fund for Economic Uncertainties (the “SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980’s, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses several years ago. The State’s annual contributions to the Public Employee’s Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.4 billion in the 2005-06 fiscal year. The State will pay about $895 million in the 2005-06 fiscal year for “pay as you go” funding for health benefits for retired State employees. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability; the State has not computed this liability to date. Once an actuarial estimate is made, the State’s credit ratings may be affected if the State does not reduce or manage the unfunded liability.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State’s sales tax, which will eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment will require the Legislature, starting in the 2004-05 fiscal year, to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves. After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

The Amendment also creates a special reserve called the Budget Stabilization Account in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues would be transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent.

(The initial transfer of about $920 million in September 2006 is included in the Governor’s proposed budget for 2006-07.) The transfers would continue until the Budget Stabilization Account reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the Account may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the Budget Stabilization Account deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57.

A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

State-local Fiscal Relations

In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments’ property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State’s options for dealing with budget shortfalls in the future.

Recent Budgets Prior to 2004-05

The economy, and especially the stock markets, grew strongly during the second half of the 1990’s, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State’s budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the “VLF”). Starting on January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the “offset” to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.

The severe downturn in General Fund revenues in the years after 2000 made adoption of State budgets very difficult. Expenditures were much greater than revenues, resulting in several successive years of budget deficits, which reached almost $10 billion by June 30, 2003. Budgets were enacted using a combination of spending reductions, borrowing from special funds, one-time accounting and other actions, borrowing from local governments, funding shifts and deferrals, and external borrowing. In March, 2004, voters approved issuance of up to $15 billion of “economic recovery bonds” which were designed to repay the accumulated budget deficits over time, using a special, dedicated one-quarter cut state sales tax. About $11.3 billion of these bonds were issued in the Spring of 2004. About $9.3 billion was allocated to eliminate the accumulated, prior budget deficit, and $2.0 billion was allocated to help balance the 2004-05 Budget. No further economic recovery bonds have been issued, nor are any proposed for the 2005-06 or 2006-07 fiscal years, but the authorization remains for issuance of the balance of these bonds.

Fiscal Year 2004-05 Budget

Governor’s Budget Proposals The Proposed 2004-05 Governor’s Budget (the “2005 Governor’s Budget”) released on January 9, 2004 by the new Schwarzenegger Administration, reported that, in the absence of corrective action to change existing policies, operating deficits of about $14 billion would be incurred for the 2004-05 fiscal year. The original 2003-04 Budget Act estimated a budget reserve (SFEU) at June 30, 2004 of about $2 billion. The 2004 Governor’s Budget revised this estimate to about $290 million, assuming enactment of certain mid-year budget adjustment proposals (which were not adopted). 2004-05 Budget Act. Following lengthy negotiations between the Governor and the Legislature, the 2004 Budget Act was adopted on July 29, 2004. The Budget Act projected General Fund revenues and transfers of $77.3 billion (including application of $2 billion of economic recovery bond proceeds). Expenditures were estimated at $80.7 billion (the gap being made up from carryover resources from the prior year) and the year-end reserve at June 30, 2005 was estimated at $768 million. In October, 2004, the State issued $6 billion of revenue anticipation notes, due June 30, 2005, to cover normal cash flow needs during the fiscal year.

The major features of the 2004 Budget Act were the following:

1.	Suspension of Proposition 98. — The minimum Proposition 98 funding guarantee for public schools was suspended, to save about $2 billion. This still provided an increase in funding for public schools to cover enrollment growth and inflation. (When final revenue results for 2004-05 were counted, well above the estimates made when the budget was adopted, the waiver of the minimum funding guarantee resulted in a saving of almost $4 billion.)

2.	Spending Reductions — Cuts were made in General Fund support for higher education, to be offset by fee increases. After 2004-05, the Governor promised to allow a uniform fee increase policy, and to start to restore funding to State universities. As a result of budget cuts, State higher education units had to limit admissions for the first time in many years. Limited reductions were made in health and welfare costs, saving about $1 billion. The Governor proposed a wide range of reductions in health and social services programs which will largely take effect in future years.

3.	External Borrowing/Pension Costs — The budget included a reduction in pension costs for new employees for the first two years of employment. The Governor also proposed a $929 million pension obligation bond issuance assuming timely and successful appeal of a lawsuit which blocked an earlier pension obligation bond issue. This proposal was not implemented before June 30, 2005, because of continuing litigation.

4.	Other Borrowing — The budget reduced General Fund payments to schools by transferring an additional $1.3 billion of city and county property taxes to school districts. This was incorporated into Proposition 1A, and was repeated in 2005-06. The budget also saved $1.1 billion by suspending planned General Fund transfer of gasoline tax moneys for the Transportation Investment Fund enacted several years earlier in better fiscal times. The budget included a proposal to use moneys from new tribal gaming compacts with five tribes to obtain about $300 million of new General Fund revenue (a figure later reduced to $16 million) and to sell about $1 billion of bonds secured by future tribal payments to repay the loans from the Transportation Investment Fund to accelerate construction of transportation projects. This bond transaction did not occur pending the outcome of certain litigation.

In the May Revision of the 2005-06 Proposed Governor’s Budget, released on May 13, 2005 (“2006 May Revision”), the State Department of Finance estimated that the 2004-05 fiscal year would end with a larger budget reserve than was projected when the 2004 Budget Act was passed. This was due to a combination of higher than expected revenues resulting from a stronger economy, and better than expected results from a tax amnesty program. Both revenues and expenditures for 2004-05 were projected to increase from initial estimates, to $79.5 billion and $82.0 billion, respectively.

Fiscal Year 2005-06 Budget

The initial 2006 Governor’s Budget, released January 10, 2005, projected that revenues for the 2005-06 fiscal year would increase from the prior year by about $5.2 billion, as a result of the improving economy. However, under current programs and laws, the Governor stated that expenditures would increase by $10 billion. To close an estimated $9 billion budget gap, the Governor proposed a number of budget solutions, without tax increases, to be coupled with fundamental reforms which would have to approved by the voters.

In the 2006 May Revision, the Administration estimated that improved revenues from stronger economic conditions had reduced the budget gap to about $4 billion. This permitted the Administration to revise its projected budget solutions.

The 2005 Budget Act was signed by the Governor on July 11, 2005. General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the its short-term cash flow needs for fiscal year 2005-06, the smallest cash flow borrowing in five years.

The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:

1.	Proposition 98—General Fund expenditures increased by $2.582 billion, or 7.6 percent, to $36.6 billion. The Budget Act fully funded enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The Budget reflected savings of $3.8 billion resulting from the waiver of the minimum funding guarantee in 2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.	Higher Education—The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumed fee increases for undergraduate and graduate students.

3.	Health and Human Services—The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. The Budget reflected the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also included federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4.	Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The state was not required to repay the gap loan until August of 2006. This payment was made in August, 2005.

5.	Transportation Funding—The Proposition 42 provision for sales taxes on gasoline to be used for transportation projects was fully funded at an estimated $1.3 billion. (The original budget proposal called for the suspension of this transfer to boost General Fund revenues.) The Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts.

6.	Financial Instruments—The Governor’s original plan to sell $1.7 billion of additional deficit financing bonds was deleted from the budget following higher revenue estimates in the May Revision of the Governor’s Budget. The 2005 Budget Act assumed the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System. However, because of an adverse trial court decision in a lawsuit challenging the validity of these bonds, and the time which would be required for an appeal, these bonds will not be issued before June 30, 2006, and other funds will be required make the pension fund payment. The Budget further reflected the receipt of $525 million in August, 2005 from the refinancing of tobacco securitization bonds. The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

7.	Taxes — The Budget Act contains no new taxes.

2006-07 Governor’s Proposed Budget

The 2006-07 Governor’s Budget, released on January 10, 2006, estimates that the operating deficit for 2006-07 will be $6.3 billion. About $1.6 billion of this gap, however, is based on prepayments and scheduled payments from the General Fund to other funds and sources, which were used to balance earlier budgets, leaving what the Administration termed as an “effective operating deficit” of about $4.7 billion.

The 2006-07 Governor’s Budget projects to end fiscal year 2006-07 with a $613 million total reserve, including $460 million in the newly created Budget Stabilization Account. General Fund revenues and transfers for fiscal year 2006-07 are projected at $91.5 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06. The 2006-07 Governor’s Budget, among other assumptions, reflects an increase in major revenues of $4.8 billion, or 5.7 percent, due to continued economic growth.

General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4%, compared with revised estimates for 2005-06. The Budget would be balanced by using the estimated 2005-06 ending fund balance of $7.0 billion.

The 2006-07 Governor’s Budget has the following major components:

1.	Proposition 98—General Fund expenditures are proposed at $40.5 billion, which is an increase of $4.1 billion, or 11.4 percent, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $54.3 billion, which is an increase of $4.3 billion, or 8.7 percent. This level of funding also reflects $1.7 billion in Proposition 98 spending above the level that otherwise would have been required by the Proposition 98 guarantee for 2006-07.

2.	Higher Education—The 2006-07 Governor’s Budget proposes General Fund expenditures at $11.2 billion, an increase of $1.1 billion, or 10.5 percent. The 2006-07 Governor’s Budget proposes additional funding of $75 million for UC and $54.4 million for CSU so that no student fee increase would be required in 2006-07.

3.	Health and Human Services—The 2006-07 Governor’s Budget proposes $28.4 billion General Fund to be spent on Health and Human Services programs, which is an increase of $1.2 billion, or 4.4 percent, from the revised 2005-06 estimate. This net increase includes, among other things, the following major adjustments: (1) Caseload and other workload increases totaling $1.3 billion; (2) CalWORKs (the State welfare program) reductions of $198.9 million to maintain expenditures at the federally required level of state funding; and (3) Savings of $48.1 million in 2006-07 and over $185 million in 2007-08 by continuing to suspend certain cost-of-living adjustments until July 2008.

4.	Transportation Funding—The 2006-07 Governor’s Budget includes $1.4 billion to fully fund Proposition 42 in 2006-07 and $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). Approximately $430 million (including interest) remains to be paid in 2007-08. (Proposition 42 dedicates the sales tax on gasoline to transportation purposes, but allows suspension when budgetary needs arise, which was done for several years, giving rise to a repayment obligation.)

5.	Budget Stabilization Account—The 2006-07 Governor’s Budget includes a total of $920 million to be transferred to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $460 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Strategic Growth Plan

The Governor proposed a comprehensive Strategic Growth Plan, which is the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, this plan lays out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion will be financed with General Obligation (GO) Bonds, and the remainder will come from a mixture of existing and new funding sources. The GO bonds would be put before the citizens of California over a series of elections between 2006 and 2014. The Department of Finance estimates that the increase in debt service costs associated with the Strategic Growth Plan will amount to approximately one percentage point in the state’s debt service ratio (annual cost for debt service as a percentage of General Fund revenues) and will keep the debt service ratio below six percent over the next 20 years. In addition, the Governor is proposing a constitutional amendment to prohibit the state from issuing debt that would exceed the 6 percent debt service ratio.

As part of the Strategic Growth Plan, the Governor is proposing a constitutional amendment to permanently protect Proposition 42 funds for transportation and eliminate the option for future governors and legislatures to suspend the allocation. In addition, the Governor proposes the following cost-saving reforms: (1) legislation to provide authority to use design-build contracting, where the main contractor performs most design as well as construction services under one contract; (2) legislation authorizing design-sequencing, where some construction can begin while design of other elements is being finished; and (3) expanded authority to fund and deliver projects through a variety of public-private partnerships.

Legislative Analyst’s Office Report

On November 16, 2005, the independent Legislative Analyst’s Office (“LAO”) released a report titled “California’s Fiscal Outlook: LAO Projections 2005-06 through 2010-11.” In this report the LAO stated that the State’s budget outlook had improved considerably, but that budget challenges remained in the form of a structural deficit of several billion dollars for upcoming years.

With respect to the 2005-06 fiscal year, the LAO estimated that General Fund revenues exceeded estimates by $1 billion for 2004-05, and would exceed estimates by $2.8 billion in 2005-06. In contrast, expenditures in 2005-06 were expected to be about $80 million under budget. As a result, the year-end budget reserve at June 30, 2006 was estimated to increase from the original projection of $1.3 billion to a revised estimate of $5.2 billion. Much of this reserve would be needed to balance the 2006-07 budget, for which the LAO predicted a structural deficit of about $4 billion. (These estimates have not been updated since the release of the 2006-07 Governor’s Budget in January, 2006.)

The report also noted that the 2005-06 budget contained about $2 billion in ongoing budgetary savings, mainly for education under Proposition 98 and social services. In addition, much of the additional revenue generated by the improving economy was used to repay a loan to local governments and to delay issuance of additional deficit financing bonds. Despite these positive developments, the LAO projected that structural deficits would continue in the future, peaking at $4.3 billion in 2007-08, and reducing to $600 million in 2010-11. These estimates assume there will not be a major economic downturn, and also do not take into account making transfers from the General Fund to the Budget Stabilization Account (see “Balanced Budget Amendment” above). Mid-Year Spending Reductions—Whenever the Governor determines that either: (i) General Fund revenues have fallen at a rate of at least 1 1/2 percent on an annualized basis from the Department of Finance estimates for that fiscal year, or (ii) the balance in the BSA will decline below one half of the balance in that Account available at the start of the fiscal year, the Governor may declare a fiscal emergency and call a special session to address the imbalance. If the Legislature and the Governor fail to address the budget imbalance within 45 days of the calling of the special session, the Governor would be authorized to reduce items of appropriation as necessary to remedy the fiscal emergency. Such reductions may be made on an equally proportionate or a disproportionate basis, at the Governor’s discretion. This reduction authority would exist until the earlier of either the end of the fiscal year or the effective date of a Governor’s proclamation declaring the end of the fiscal emergency. Reductions in spending would not apply to appropriations made for debt service, appropriations necessary to comply with federal law and regulations, and appropriations where the result of a reduction would be a violation of contracts to which the state is a party.

Automatic Continuation of Prior Year’s Budget. Whenever the State does not have a budget in effect at the beginning of the fiscal year (July 1), the appropriation levels in the previous year’s budget, adjusted for debt service, would remain in effect until such time as the Legislature and the Governor enact a new budget. In this circumstance, if a fiscal emergency is declared as described in the prior paragraph, the Governor’s authority to reduce appropriations would become effective if budget reduction legislation is not enacted within 30 days of the proclamation, rather than 45 days.

Proposition 98 Reform. (See “STATE FINANCES - Proposition 98” above.) The LWOM Act would have several potentially significant impacts on Proposition 98 funding. First, the LWOM Act would eliminate the current Test 3 calculation, which currently allows the State to fund K-14 education at a lower level during years in which per capita General Fund revenues rise more slowly. However, this impact could potentially be offset by the proposed ability of the Governor to reduce appropriations to resolve fiscal imbalances. Second, the LWOM Act would eliminate any future accumulation of additional maintenance factor obligation, and would require the maintenance factor obligation existing as of June 30, 2005, to be repaid within 15 years. Maintenance factor repayments presently count toward Proposition 98 spending and thus raise the base funding level from which future minimum guarantees are calculated. The repayment of the maintenance factor obligation required by this measure, however, would no longer increase the base for future Proposition 98 calculations. Third, any over-appropriation of the minimum Proposition 98 guarantee would no longer increase the base for future Proposition 98 calculations.

Additional Proposition 98 impacts from this initiative would include requiring Proposition 98 mandate claims for years prior to 2004-05 be paid no later than fiscal year 2020-21, requiring Proposition 98 funding received by school districts beginning in 2004-05 to first be used to pay mandated costs (thus effectively eliminating future state mandate payment obligations), and establishing dates by which any Proposition 98 settle-up obligations must be repaid.

Proposition 42 Reform. Proposition 42, enacted by the voters in 2002, requires the State to use the proceeds of the sales tax on gasoline only for transportation projects. However, since its enactment, Proposition 42 has been suspended once and partially suspended a second time. The LWOM Act would allow the State to suspend Proposition 42 for only two more fiscal years (2005-06 and 2006-07). The final 2005 Budget Act did not suspend Proposition 42 for that year. All Proposition 42 transfers that are suspended would be treated as loans to the General Fund and would be repaid within a period of up to 15 years.

Special Funds Reform. The LWOM Act would prohibit budget borrowing from special funds, even during a budget crisis. However, borrowing for cash flow management purposes would continue to be permitted.

Consolidation of Inter-fund Borrowings. The LWOM Act would require that selected amounts owed by the State to certain accounts would be repaid over a period of up to 15 years. The following is a list of these repayments, together in each case with a current estimate from the State Department of Finance of the amount which would be owed: (i) Proposition 42 loans, estimated at $3.5 billion; (ii) Maintenance factor and accumulated settle-up obligations under Proposition 98, estimated at $5.1 billion; (iii) Unfunded mandates upon local governments, estimated at $1.4 billion; (iv) Unfunded Proposition 98 mandates upon schools and community college districts through fiscal year 2003-04, estimated at $956 million, and (v) Loan repayments to special funds, estimated at $1.1 billion.

Cash Flow Requirements. The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes (“RANs”), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants (“RAWs”) which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State’s ongoing revenue shortfalls and budget deficits incurred in the last three fiscal years, along with certain unique factors associated with the State’s energy crisis in 2001, placed severe pressure on the State’s cash resources, and required an unprecedented amount of short-term cash flow borrowing.

The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of economic recovery bonds. For the 2004-05 year, the State issued $6 billion of RANs as part of its normal cash management program, which were paid on June 30, 2005. The State issued $3 billion of RANs for cash management in the 2005-06 fiscal year. The State has about $3.75 billion of economic recovery bond authorization remaining which can assist in cash management. If it is unable to bring its ongoing structural budget deficit into balance, it may again face cash flow problems in the future and may have to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

Bond Ratings

The ratings on California’s long-term general obligation bonds were reduced in the early 1990’s from “AAA” levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California’s general obligation bonds as high as “AA” from Standard & Poor’s, “Aa2“ from Moody’s and “AA” from Fitch. Starting in December 2002, as the State’s budget and cash condition worsened, all three rating agencies reduced the ratings of California’s general obligation bonds to the “BBB” level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State’s ratings have been raised and as of February 1, 2006, were Standard & Poor’s “A,” Fitch “A” and Moody’s “A2.” The economic recovery bonds bear higher ratings, in the “AA-” range, because of the additional pledge of a dedicated stream of sales tax revenues.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State’s recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State’s General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State’s General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 “bailout” aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See “Recent Financial Results—State-local Fiscal Relations” above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the “Welfare-to-Work” programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide “general assistance” for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect “tax allocation” bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody’s and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity’s general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted.

Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Portfolio, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Portfolio could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

INFORMATION ABOUT NEW YORK

Following is a brief summary of some of the factors that may affect the financial condition of the State of New York (the “State”) and its political subdivisions, including The City of New York (the “City”). The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the New York Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of New York could have an adverse impact on the financial condition of the State of New York and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of New York and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on publicly available information that has not been independently verified by the Company or its legal counsel.

2005-06 Budget Background and General Fund Summary

The State’s current fiscal year began on April 1, 2005 and ends on March 31, 2006. On March 8, 2005, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2005-06 fiscal year. On March 31, 2005, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2005-06 fiscal year. Subsequently, on April 12, 2005, the Legislature enacted certain amendments to the 2005-06 Enacted Budget.

The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 (the “Enacted Budget Financial Plan”) is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

The Enacted Budget Financial Plan projected General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter “All Funds”), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

On January 26, 2006, DOB issued the third quarterly update to the AIS of the State of New York dated May 4, 2005 (the “Third Quarter Update”), which sets forth the most recent changes to the Enacted Budge Financial Plan.

DOB projects the State will end the 2005-06 fiscal year with a net $2 billion surplus in the General Fund, after paying certain Medicaid ($500 million) and mass transit ($45 million) expenses in 2005-06 rather than 2006-07, and making the maximum annual contribution of $73 million to the State’s Rainy Day Reserve. As described below, the continued strength in revenues from 2004-05 levels is mainly responsible for the net surplus.

General Fund receipts, including transfers from other funds, are now projected at $47.9 billion. DOB has revised the revenue estimate upward based on revenue collections to date and the strength of key economic indicators, both of which have exceeded expectations. Both personal income taxes and business taxes have shown robust growth, similar to the experience in prior economic expansions. Real estate-related tax collections have also exceeded projected levels, reflecting strength in home sales and mortgage refinancings.

General Fund disbursements, including transfers to other funds, are expected to total $47.2 billion in 2005-06, an increase of $337 million above the Mid-Year forecast. The most substantive revisions are due to timing, with the higher spending from the acceleration of Medicaid and mass transit payments noted above, offset in part by lower spending for labor settlements that were expected to occur in 2005-06 but are now budgeted for 2006-07.

Current Year (2005-06) Revisions

The following provides a summary of the substantive revisions to the current-year General Fund forecast since the Mid-Year Financial Plan.

2005-06 General Fund
Quarterly Financial Plan Revisions From Enacted Budget
(millions of dollars)

	First	Mid-Year	Executive	Total

Revenue Revisions	375	752	1,362	2,489

New Costs	(296)	(393)	(337)	(1,026)

Medicaid Prepayment of 2006-07 Costs		(250)	(250)	(500)
Medicaid	(68)	(189)	(88)	(345)
Debt Service	(33)	(13)	16	(30)
Timing of Collective Bargaining			197	197
Welfare		118		118
MTA Prepayment of 2006-07 costs			(45)	(45)
Energy Costs		(86)		(86)
State Police Collective Bargaining	(95)			(95)
All Other Changes	(100)	27	(167)	(240)
Deposit to Rainy Day Reserve			(73)	(73)

Net Change: Favorable/(Unfavorable)	79	359	952	1,390

Spending Stabilization Reserve*	680	1,039	1,991	1,991

*	Includes $601 million on deposit at the time of the Enacted Budget.

General Fund Revenue Revisions. The gross upward revision to General Fund receipts is $1.4 billion, a combination of $1.1 billion in tax receipts, $144 million in miscellaneous receipts including $130 million in unclaimed funds, offset by the payment of $552 million in additional tax refunds from a reserve set aside for that purpose. Business tax estimates have been revised upward by nearly $500 million, and the New York State Personal Income Tax (PIT) by nearly $400 million.

Base growth, adjusted for law changes, in tax receipts for fiscal year 2005-06 is estimated at 11 percent, the second consecutive year of double-digit growth in base receipts. Growth in the tax receipts base has benefited from several factors including: improvements in overall economic activity; the continued profitability and compensation gains of financial services companies; the continued rapid escalation in real estate market values; and the residual impact of temporary tax actions taken in 2003, especially with respect to high income taxpayers.

Medicaid Prepayment of 2006-07 Costs. In 2005-06, the General Fund will finance $500 million in health-care costs (an increase of $250 million since mid-year) that were originally expected to be paid from resources in the Health Care Reform Act (HCRA) Financial Plan. In 2006-07, the HCRA Financial Plan will finance an equal amount of costs that would otherwise have been paid from the General Fund. The transaction has no net impact on HCRA or the General Fund over the two-year period.

Medicaid. Hospital assessment revenues ($106 million) that were budgeted to lower General Fund spending in 2005-06 are now expected in 2006-07. In addition, DOB has lowered the estimated cost of the Medicare Part D “clawback” payment in the current year based on updated information from the Federal government ($23 million), and added $5 million to the Department of Health estimate for education and benefits coordination related to Part D. These combined changes result in a net increase of $88 million.

Debt Service. A revised interest rate forecast and modest adjustments in the bond sale schedule account for the updated savings estimate.

Metropolitan Transportation Authority (MTA) Prepayment of 2006-07 Costs. The State’s school fare subsidy ($45 million) to the MTA is expected to be made in March rather than June 2006. The timing adjustment has no impact on aid levels to the MTA since it will still occur in the Authority’s calendar 2006 fiscal year.

Timing of Collective Bargaining. Money set aside in 2005-06 for potential labor settlements with unions that have not yet reached agreements has been reallocated to 2006-07 as a reserve.

All Other Changes. The main revisions include a transfer of one-time resources to the Video Lottery Terminal (VLT) education account ($130 million) to help finance the 2006-07 school-year SBE reserves and additional funding for the Low Income Home Energy Assistance Program ($25 million).

Fund Balances. DOB projects the State will end the 2005-06 fiscal year with a General Fund balance of $3.2 billion. The balance consists of $1.0 billion in undesignated reserves and $2.2 billion in designated reserves. The undesignated reserves consist of $945 million in the Rainy Day Fund, after a maximum deposit of $73 million in 2005-06, and $21 million in the Contingency Reserve Fund. The designated reserves consist of $2.0 billion in a spending stabilization reserve, which is planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund that finances discretionary spending initiatives by the Legislature and Governor. The projected year-end balance is affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

State Funds and All Funds Changes

All Funds receipts estimates have been revised upward by $634 million for fiscal year 2005-06. Tax receipts growth for fiscal year 2005-06 has significantly exceeded expectations and, as a result, All Funds tax estimates for fiscal year 2005-06 have been increased by $759 million from the Mid-Year Update. The growth in tax receipts is offset by a downward revision in Federal grants of $256 million.

State Funds spending is now projected to total $70.4 billion in the current year, a decrease of $115 million from the Mid-Year Financial Plan. Besides the timing adjustments for collective bargaining and the school fare payment described above, State Funds spending has been revised for the payment of $200 million in transit aid in 2005-06 instead of 2006-07 for downstate systems, and downward revisions in other programs based on experience to date.

All Funds spending in 2005-06 is now projected to total $106.4 billion, a decrease of $301 million from the Mid-Year Financial Plan. In addition to the State Funds revisions described above, DOB has lowered its estimate of Federal aid for education ($185 million) based on claiming experience to date.

2005-06 Cash Operating Results Through December 2005

The following table summarizes actual results for the period from April 1, 2005 through December 31, 2005 compared to the estimates in the 2005-06 Enacted Budget, the 2005-06 Mid-Year Update, and actual results for the same nine-month period in 2004.

General Fund (April 1, 2005 Through December 31, 2005)
Actual Results vs. Projections
(millions of dollars)

			Actuals vs. Projections
	Enacted Budget*	Mid-Year	Actual Results	Enacted	Mid-Year

Receipts	32,442	33,186	32,778	336	(408)
Disbursements	32,242	32,349	31,777	465	572
Closing Fund Balance	2,746	3,383	3,547	801	164

*	The Enacted Budget receipts and closing fund have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund.

Variance vs. Mid-Year Projections

Actual General Fund receipts through December 2005 were $408 million below Mid-Year projections, due primarily to the timing of personal income tax estimated payments.

Total General Fund disbursements through December 31, 2005 were $572 million below the Mid-Year forecast due primarily to changes in timing for certain payments within the fiscal year. Lower spending for Grants to Local Governments ($408 million) and General State Charges ($115 million) comprise the majority of the variance. In local assistance, slower-than-anticipated payments for categorical grants to schools and other education programs ($200 million), public health ($50 million) and the tuition assistance program ($39 million) account for a majority of the variance. The remaining variance is comprised of lower than expected spending in various agencies and programs. In General State Charges, earlier than expected payments by non-General Fund agencies which are used to offset General Fund fringe benefit costs resulted in lower General Fund costs.

The closing balance on December 31, 2005 was $3.5 billion, an increase of $164 million from the Mid-Year projection.

Variance vs. Enacted Budget Projections

General Fund receipts through December 31, 2005 were $336 million higher than the Enacted Budget projections due primarily to better than expected income tax results, unanticipated audit and compliance collections under the corporate franchise tax, and unanticipated increases in estate tax and real estate transfer tax collections.

Total General Fund disbursements through December 2005 were $465 million below the Enacted Budget forecast, which is primarily attributable to lower spending for Grants to Local Governments ($570 million) offset by higher transfers to other funds ($117 million). Lower local assistance spending is largely due to a sharper-than-expected decline in welfare caseload ($220 million), as well as slower-than-projected payments in various agencies and programs including public health ($202 million) and the tuition assistance program ($82 million). General Fund cash transfers to support the Court Facilities Incentive Aid Fund ($46 million) and SUNY operations ($32 million) occurred earlier than projected, accounting for the majority of the increase.

The closing balance on December 31, 2005 was $3.5 billion, an increase of $801 million from the projection published in the Enacted Budget.

2005-06 Annual Change

Actual Results
April 1 Through December 31
(millions of dollars)

	2004*	2005	Increase

Receipts	30,342	32,778	2,436
Disbursements	30,127	31,777	1,650

*	Receipts through December 31, 2004 have been adjusted to reflect the inclusion of the Personal Income Tax Refund Reserve in the General Fund.

General Fund receipts from April 1, 2005 through December 31, 2005 totaled nearly $33 billion, an increase of $2.4 billion from the same period in 2004. This increase is largely attributable to continued economic improvement in 2005, strong payments on 2004 and 2005 PIT liability and the continued strength in the real estate market. Taxes grew by nearly 10.2 percent over this period, recovering most of the loss of one-time resources discussed earlier.

General Fund disbursements through December 31, 2005 were $31.8 billion, an increase of $1.7 billion from the same period in 2004. Increases in aid payments for schools ($703 million); fringe benefits, including health benefits and pensions ($389 million); and operating expenses for State agencies, including energy ($362 million) are responsible for the year-to-year growth in spending over the first nine months of 2005-06.

Recommended Spending Stabilization Reserve

The Executive Budget recommends reserving the entire $2.0 billion 2005-06 surplus and the planned $53 million operating surplus from 2006-07. The Budget recommends that the reserve be set aside through the end of 2006-07, and then used in equal installments to help balance the 2007-08 and 2008-09 budgets.

Spending Stabilization Reserves (millions of dollars)

	2005-06	2006-07	2007-08	2008-09

Spending Stabilization Reserve (Deposit)/Use	(1,991)	(53)	1,022	1,022

2006-07 Executive Budget Financial Plan

The 2006-07 Executive Budget Financial Plan is balanced on a cash basis in the General Fund. In 2007-08, the recommendations, including the use of reserves, generate $1.3 billion in net savings, leaving a gap of $1.9 billion. In 2008-09, the annualized growth of proposed tax reductions and spending additions increases substantially, resulting in a net savings of less than $100 million and a gap of $3.8 billion.

Projected Changes in General Fund Receipts. Since the Mid-Year Update, DOB has revised its receipts and disbursements forecasts for 2006-07 and 2007-08 and calculated an estimate of the 2008-09 gap. The change in the gaps reflect stronger revenue performance (primarily from financial services sector and the strong real estate market), updates to current services estimates, and timing-related adjustments.

DOB projects General Fund receipts, including transfers from other funds, to total $50.2 billion in 2006-07, an increase of $2.2 billion (4.7 percent) from the current year. The increase in General Fund receipts is the result of increased collections from PIT and sales taxes, and miscellaneous receipts. General Fund tax receipt growth is projected at 5.8 percent. General Fund miscellaneous receipts are projected to increase by 4.5 percent.

General Fund Receipts
(millions of dollars)

	2005-06 Revised	2006-07 Proposed	Annual Change	Percent Change

Personal Income Tax	20,827	22,654	1,827	8.8%
User Taxes and Fees	8,637	8,810	173	2.0%
Business Taxes	4,973	4,999	26	0.5%
Other Taxes	894	900	6	0.7%
Miscellaneous Receipts	2,591	2,708	117	4.5%
Federal Grants	9	9	0	0.0%
Transfers From Other Funds:
Revenue Bond Tax Fund (PIT)	6,541	6,932	391	6.0%
LGAC Fund (Sales Tax)	2,285	2,356	71	3.1%
CW/CA Fund (Real Estate Transfer Tax)	705	532	(173)	-24.5%
All Other	468	266	(202)	-43.2%

Total Receipts	47,930	50,166	2,236	4.7%

Personal income tax receipts directly deposited to the General Fund are projected to reach $22.7 billion in 2006-07, a percentage increase of 8.8 percent. User taxes and fees receipts for 2006-07 are projected to reach $8.8 billion, an increase of $173 million, or 2 percent from 2005-06. The sales tax, the largest tax within user taxes, is projected to increase $170 million, or 2.1 percent. The low growth in sales tax receipts is due in part to the expiration of the one-quarter percent sales tax surcharge offset by modest base growth. Business tax receipts are projected to total $5 billion, following extraordinary growth in 2005-06 are projected to remain virtually unchanged in 2006-07, reflecting the factors described above.

Miscellaneous receipts are projected to total $2.7 billion in 2006-07, up $117 million or 4.5 percent from 2005-06. Proposed fee and fine legislation, as well as revised assumptions with respect to investment income receipts, account for the change.

Transfers from other funds are expected to total $10.1 billion in 2006-07, an increase of $87 million from 2005-06. Portions of PIT, sales tax, and the real estate transfer tax support debt service due on State PIT bonds, LGAC bonds, and General Obligation bonds. The excess of tax receipts over debt service is transferred back to the General Fund. Annual growth in these dedicated tax receipts ($551 million) is partially offset by an increase in debt service costs ($262 million).

All other transfers are projected to total $266 million in 2006-07, a decrease of $202 million. The change is a result of lower fund sweeps ($87 million) and in transfers expected from the Tribal State Compact Account ($49 million).

Projected Changes in General Fund Disbursements. The State projects General Fund disbursements, including transfers to other funds, of $49.6 billion in 2006-07, an increase of $2.4 billion (5.1 percent) from the current year. Increases in Grants to Local Governments ($1.6 billion), State Operations ($642 million), and General State Charges ($341 million) are partially offset by a decrease in transfers to other funds ($148 million).

General Fund Disbursements
(millions of dollars)

	2005-06 Revised	2006-07 Proposed	Annual Change	Percent Change

Grants to Local Governments	32,085	33,655	1,570	4.9%

School Aid	13,494	13,988	494	3.7%
Medicaid	8,291	8,841	550	6.6%
Higher Education	2,220	2,105	(115)	-5.2%
All Other Education	1,534	1,527	(7)	-0.5%
Mental Hygiene	1,405	1,539	134	9.5%
OCFS	1,249	1,302	53	4.2%
Welfare	1,265	1,277	12	0.9%
All Other	2,627	3,076	449	17.1%
State Operations	8,246	8,888	642	7.8%

Personal Service	5,789	6,413	624	10.8%
Non-Personal Service	2,457	2,475	18	0.7%
General State Charges	4,003	4,344	341	8.5%

Health Insurance	2,204	2,399	195	8.8%
Pensions	1,101	1,221	120	10.9%
All Other	698	724	26	3.7%
Transfers to Other Funds	2,899	2,751	(148)	-5.1%

Debt Service	1,727	1,731	4	0.2%
Capital Projects	210	255	45	21.4%
All Other	962	765	(197)	-20.5%

Total Disbursements	47,233	49,638	2,405	5.1%

Grants to Local Governments. Grants to local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of Executive Budget recommendations, local assistance spending is projected at $33.7 billion in 2006-07, an increase of $1.6 billion from the current year. The largest increases are for the Medicaid cap and FHP takeover ($764 million), the new STAR Plus rebate program ($530 million), and school aid ($494 million).

State Operations. State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $8.9 billion in 2006-07, an increase of $642 million (7.8 percent) from the current year. Personal service costs (e.g., State employee payroll) comprise 72 percent of State Operations spending. The remaining 28 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

Personal service spending, after Executive Budget actions, totals $6.4 billion in 2006-07, an increase of $624 million or 10.8 percent. Growth is affected by the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. The change results in a $150 million annual increase in personal service spending and a comparable decrease in non-personal spending. Adjusting for this reclassification, personal service is projected to increase by $474 million from 2005-06. The growth is primarily due to salary increases ($309 million) and pay raises for judges proposed by the Judiciary ($70 million). Non-personal service spending totals $2.4 billion, an increase of $18 million from the current year. Adjusting for the $150 million patient income revenue reclassification, growth is $168 million (6.8 percent). Growth in inflation ($88 million) and energy costs ($35 million) account for the change.

The amounts above reflect $385 million of savings from budget actions, including the sharing or consolidation of services, maximizing patient income revenues, and utilizing other revenue sources to support costs.

DOB projects the Executive branch workforce will total 191,100 in 2006-07, a decrease of 400 from the current-year estimate.

General State Charges. General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.3 billion in 2006-07, an increase of $341 million (8.5 percent) over the current year. This annual increase is due mostly to rising costs of employee health benefits (an increase of $195 million to $2.4 billion) and higher costs related to employer pension contributions (an increase of $109 million to $1.1 billion).

Transfers to Other Funds. Transfers to Other Funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($255 million), and other funds ($765 million).

General Fund transfers for debt service increased by $4 million (0.2 percent) from 2005-06. Transfers to support capital projects increase by $45 million, mainly for recommended maintenance ($10 million) and revisions across all programs based on updated information. The decline in other funds transfers is largely due to a non-recurring transfer from the General Fund to the Lottery Fund to support a shortfall in receipts ($183 million). In addition, all other transfers reflect $130 million to the VLT account in 2005-06 and another $100 million in 2006-07 to supplement receipts until VLTs become fully operational at Yonkers and Aqueduct racetracks. Those amounts are held in reserve for SBE.

The major sources of annual spending from 2005-06 to 2006-07 are presented in the table below. The estimates assume the Executive Budget recommendations are approved in their entirety.

Disbursement Projections - After Recommended Savings
Major Sources of Annual Change
(millions of dollars)

	General	State	All

2005-06 Revised Estimate	47,233	70,353	106,374

Medicaid Takeover	764	764	764
STAR/STAR Plus	530	679	679
School Aid	494	577	613
General State Charges	341	405	430
Mental Hygiene	319	445	418
Judiciary	206	211	211
Corrections	105	116	90
Public Health	31	513	561
Debt Service	4	395	395
Transportation	(90)	210	185
Higher Education	(109)	281	288
All Other	(190)	49	(264)

2006-07 Executive Budget Estimate	49,638	74,998	110,744

Dollar Change	2,405	4,645	4,370
Percent Change	5.1%	6.6%	4.1%

Percent Change Excluding
Cap/Takeover/STAR Plus	2.4%	4.8%	2.9%

General Fund Financial Plan Projections for 2007-08 and 2008-09

2007-08 and 2008-09 Receipt Projections.

General Fund receipts, including transfers from other funds, are projected to total $50.2 billion in 2007-08, a decrease of $155 million from 2006-07 projections. Receipts decline as recommended tax reductions are phased in. Receipts are projected to grow by $1.4 billion in 2008-09 to total $51.5 billion. The growth in underlying tax receipts for 2006 through 2008 is consistent with average growth during the mature stages of an economic expansion. A more detailed comparison of historical and projected growth rates for tax receipts is contained in the Executive Budget volume entitled “Economic and Revenue Outlook: Analysis and Methodology,” available on the DOB website or by contacting DOB. In general, there is significant uncertainty associated with forecasts of receipts more than 18 months into the future. Overall, the tax receipt projections for the out-years follow the path dictated by our forecast of economic growth. History suggests a large range of potential outcomes around these estimates.

General Fund Receipts Forecast
(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change

Personal Income Tax	22,654	22,519	(135)	24,014	1,495
User Taxes and Fees	8,810	9,131	321	9,416	285
Business Taxes	4,999	5,083	84	4,696	(387)
Other Taxes	900	817	(83)	703	(114)
Miscellaneous Receipts	2,708	2,573	(135)	2,342	(231)
Federal Grants	9	9	0	9	0
Transfers from Other Funds
Revenue Bond Fund	6,932	6,695	(237)	7,013	318
LGAC Fund	2,356	2,455	99	2,548	93
CW/CA Fund	532	515	(17)	507	(8)
All Other	266	214	(52)	217	3

Total Receipts	50,166	50,011	(155)	51,465	1,454

Annual Percent Change			-0.3%		2.9%

Taxes. In general, income tax growth for 2007-08 and 2008-09 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S Corporations.

General Fund income tax receipts are projected to decrease by $135 million to $22.5 billion in 2007-08. The change from 2006-07 reflects growth in underlying liability, offset by the phase-in of proposed tax reductions. PIT receipts for 2008-09 are projected to increase by $1.5 billion to $24 billion. Again, the increase reflects growth in liability consistent with an expanding personal income base during economic expansion offset by the final phase of proposed tax actions.

The 2007-08 and 2008-09 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy. There is significant uncertainty associated with the forecast of the out-year income components. In many cases, a reasonable degree of uncertainty around the predicted income components would include a significant range around out-year income tax estimates.

General Fund receipts from user taxes and fees are estimated to total $9.1 billion in 2007-08, an increase of $321 million from 2006-07. The increase is due almost exclusively to the projected growth in the sales tax base. The underlying growth in the sales tax base in 2007-08 is expected to remain in the range of 3 percent to 4 percent.

General Fund user taxes and fees are expected to grow to $9.4 billion in 2008-09. The economy is expected to continue to grow at trend rates over this period, resulting in sales tax growth consistent with historical averages.

General Fund business tax receipts are expected to increase to $5.1 billion in 2007-08 reflecting trend growth in business tax receipts, offset by the continued phase-in of the recommended tax reductions. Business tax receipts are projected to decline to $4.7 billion in 2008-09 reflecting the full implementation of the tax reductions proposed with this Budget.

General Fund receipts from other taxes are expected to decline to $817 million in 2007-08 and $703 million in 2008-09, primarily reflecting the phase-in of the proposed elimination of the estate tax.

Miscellaneous Receipts. General Fund miscellaneous receipts in 2007-08 are projected to be nearly $2.6 billion, down $135 million from the current year. This decrease is primarily the result of the loss of certain receipts from the Power Authority. In 2008-09, General Fund miscellaneous receipts collections are projected to be nearly $2.4 billion, down $231 million from 2007-08. This decrease results form expected declines in licenses and fees, the loss of bond issuance charges from the base and a decrease in the value of the local government revenue and disbursement program.

Transfer from Other Funds. Transfers from other funds are estimated to decline to $9.9 billion in 2007-08 and grow to $10.3 billion in 2008-09. In 2007-08, the projected decline is due to increases in debt service related to PIT Revenue Bonds, LGAC Bonds and Clean Water/Clean Air General Obligation debt service ($211 million), the decline in PIT and real estate tax receipts ($56 million) and the loss of non-recurring fund sweeps ($43 million) partially offset by projected increase in sales tax receipts ($111 million). In 2008-09, transfers are projected to grow due primarily to the net increase of tax receipts ($586 million) in excess of debt service payments on revenue bonds ($181 million).

General Fund Disbursement Projections
(millions of dollars)

	2006-07	2007-08	Annual Change	2008-09	Annual Change

Grants to Local Governments:	33,655	36,293	2,638	39,255	2,962

School Aid	13,988	14,378	390	14,911	533
Medicaid	8,841	10,487	1,646	12,534	2,047
Welfare	1,277	1,419	142	1,413	(6)
Special Education	986	1,017	31	1,074	57
Mental Hygiene (O MR/O MH)	1,257	1,406	149	1,517	111
Children and Families Services	1,302	1,389	87	1,455	66
Local Government Assistance	1,111	1,157	46	1,202	45
All Other	4,893	5,040	147	5,149	109

State Operations:	8,888	9,205	317	9,472	267

Personal Service	6,413	6,569	156	6,668	99
Non-Personal Service	2,475	2,636	161	2,804	168

General State Charges	4,344	4,634	290	4,916	282

Pensions	1,221	1,192	(29)	1,167	(25)
Health Insurance	2,399	2,713	314	2,996	283
All Other	724	729	5	753	24

Transfers to Other Funds:	2,751	2,677	(74)	2,677	0

Debt Service	1,731	1,780	49	1,766	(14)
Capital Projects	255	242	(13)	240	(2)
All Other	765	655	(110)	671	16

Total Disbursements	49,638	52,809	3,171	56,320	3,511

Annual Percent Change			6.4%		6.6%

2007-08 and 2008-09 Disbursement Projections

DOB forecasts General Fund spending of $52.8 billion in 2007-08, an increase of $3.2 billion (6.4 percent) over recommended 2006-07 levels. 2008-09 growth is projected at $3.5 billion (6.6 percent). The growth levels are based on current services projections, and do not incorporate any estimate of potential actions to control spending that may result from the constitutional requirement for the Governor to submit balanced budgets annually. The amounts do assume that the 2006-07 Executive Budget is enacted in its entirety. The main sources of annual spending growth for 2007-08 and 2008-09 are itemized in the above table.

Grants to Local Governments. Annual growth in local assistance is driven primarily by Medicaid, school aid and welfare. On a school year basis, school aid (including funding for SBE aid) is projected at $17.8 billion in 2007-08 and $18.9 billion in 2008-09. Growth of $880 million in 2007-08 and $1.1 billion in 2008-09 reflects general aid increases ($500 million in both years), growth in SBE aid ($300 million in 2007-08 and $500 million in 2008-09), and additional funds to school districts that maintain a spending cap ($80 million in both years). The school aid projections assume growth in the Flex Aid program, savings from recommended reforms to building aid, special education, and BOCES aid, and maintenance of current aid levels for most other purposes. On a State fiscal year basis, General Fund school aid spending is projected to grow by approximately $390 million in 2007-08 and $533 million in 2008-09. Outside of the General Fund, revenues from the general lottery are projected to increase slightly ($27 million in 2007-08 and $4 million in 2008-09). In addition, VLT revenues are projected to increase by $462 million in 2007-08 and another $484 million in 2008 09. The VLT estimates assume the start of operations at two racetracks, Yonkers (in October 2006) and Aqueduct (in October 2007), as well as the expansion of VLT gaming starting in 2008 09. SBE aid is projected to total $1.0 billion in 2007-08 and $1.5 billion in 2008-09.

General Fund spending for Medicaid, after the impact of 2006-07 Executive recommendations, is expected to grow by roughly $1.6 billion in 2007-08 and another $2 billion in 2008-09. This growth results, in part, from the combination of more recipients, higher service utilization, and medical-care cost inflation, including prescription drug prices. These factors are projected to add approximately $900 million in 2007-08 and $1.2 billion in 2008-09. In addition, the State cap on local Medicaid costs and takeover of local FHP costs are estimated to rise by a combined $593 million in 2007-08 and $658 million in 2008-09.

DOB projects the average number of Medicaid recipients to grow to 4 million in 2007 08, an increase of 2.6 percent over the estimated 2006-07 caseload of 3.9 million. FHP enrollment is estimated to grow to approximately 748,000 in 2007-08, an increase of 14 percent over projected 2006-07 enrollment of 658,000.

Welfare spending, including administration, is projected at $1.4 billion in 2007-08, an increase of $142 million (11 percent) from 2006-07. Although the caseloads for family assistance and single adult/childless couples are projected to decline (5 percent and 6.1 percent, respectively), growing costs reflect the loss of TANF funding from the closing of unspent prior year contracts in 2006-07.

All other local assistance programs total $10 billion in 2007-08, an increase of $460 million (4.8 percent) over 2006-07 recommended levels. This increase consists primarily of growth in pre-school special education programs ($31 million), mental hygiene and mental retardation programs ($149 million), children and families services ($87 million), municipal assistance through the AIM program ($50 million), and the STAR Plus program ($50 million).

State Operations. State Operations spending is expected to total $9.2 billion in 2007-08, an annual increase of $317 million (3.6 percent). In 2008-09, spending is projected to grow by another $267 million to a total of $9.5 billion (2.9 percent). In 2007-08, personal service costs increase for a $800 base salary adjustment effective April 1, 2007. In both years, normal “salary creep” increases and inflationary increases for non-personal service costs result in higher spending. The projections for 2007-08 and 2008-09 do not include any reserve for labor settlements once the current round of contracts expire on April 1, 2007, and assume that any future collective bargaining increases will be financed with productivity improvements.

General State Charges (GSCs). GSCs are projected to total $4.6 billion in 2007-08 and $4.9 billion in 2008-09. The annual increases are due mainly to anticipated cost increases in pensions and health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement Systems is expected to decline from 10.2 percent of salary in 2006-07 to 9.3 percent in 2007 08 and 2008-09. Pension spending in 2008-09 ($1.1 billion) declines by $23 million from 2007-08 levels as the 2002 retirement incentive program (that was paid over five years) is completed. Spending for employee and retiree health care costs is expected to increase by $314 million in 2007-08 and another $283 million in 2008-09, and assumes average annual premium increases of 11 percent. Health insurance is projected at $2.7 billion in 2007-08 ($1.6 billion for active employees and $1.1 billion for retired employees) and $3.0 billion in 2008-09 ($1.8 billion for active employees and $1.2 billion for retired employees).

Transfers to Other Funds. Transfers to other funds are estimated to total $2.7 billion in both 2007-08 and 2008-09. Over the period of the Financial Plan, total transfers are projected to remain virtually unchanged. However, it should be noted that debt service transfers from the General Fund are projected to remain stable primarily because increases in debt service costs are reflected in State Funds due to the accounting treatment of the personal income tax revenue bond program.

2007-08 and 2008-09 Projected Budget Gaps

Based on the Executive Budget recommendations, DOB projects a balanced General Fund budget for 2006-07 and General Fund budget gaps in the range of $1.8 billion in 2007-08 and $3.8 billion in 2008-09.

The current gap projections are subject to revision as additional information becomes available about, among other things, the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid and welfare cycle trend analyses. Historically, these factors have been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

Executive Budget recommendations to balance General Fund outyear gaps are set forth below.

General Fund Budget-Balancing
(millions of dollars)

	GENERAL FUND ($ Millions)

	2005-06	2006-07	2007-08	2008-09

Revised Surplus/(Gaps)	1,991	(751)	(3,155)	(3,895)

Spending Restraint		1,983	3,136	3,338
Fines/Fees/Other		94	155	154

Spending Additions		(406)	(834)	(1,194)
Tax Policy Changes		(844)	(2,210)	(3,268)
Debt Reduction Reserve Deposit (One-Time)		(250)	0	0
Finance Debt Reduction Deposit (One-Time)		227	0	0

Spending Stabilization (Deposit)/Use	(1,991)	(53)	1,022	1,022

Executive Budget Surplus/(Gaps)	0	0	(1,886)	(3,843)

Economic Outlook

National Economy. The national economic expansion is expected to continue through the forecast horizon, but with growth slowing modestly in 2006 and further still in the out years. DOB’s forecast expects the successful engineering of a “soft landing” by the Federal Reserve. Consistent with more moderate growth at the national level, the New York State economy is also expected to see continued, albeit slightly slower, growth in 2006 and beyond.

Although crude oil, gasoline, and natural gas prices have receded from their peak levels in the fall of 2005, higher energy prices have begun to filter through the rest of the economy, effectively behaving as a “tax” on household spending, and are thus expected to put downward pressure on growth during the fourth quarter of 2005 and beyond.

The nation’s housing sector, which has accounted for a substantial portion of economic growth in recent years, is finally revealing signs of a slowdown. The most recent data indicate slowing price growth, stalling new home sales, and a growing inventory of unsold homes. Nevertheless, underlying national economic activity remains sound, and the rebuilding of the areas most affected by the storms is likely to have a net positive effect on growth going forward. In addition, solid growth is projected for the global economy, and following several years of strong profit growth, business sector conditions are favorable for continued expansion. Thus, the risks to consumption spending and the broader housing market are expected to be partially offset by export and business investment growth, as well as private and Federal government spending to rebuild the areas that were devastated by the summer’s storms.

Given the recent increases in capacity utilization and a strengthening labor market — both signs of the economy’s underlying strength — the extent to which inflationary expectations may be ratcheting upward remains a source of uncertainty going forward. Although consumer prices outside of the energy and food sectors have thus far shown only a modest boost from higher energy costs, there is evidence that some firms have begun to successfully pass higher costs on to their customers. As labor markets tighten, this pricing power could translate into added wage pressure, which in turn could motivate the Federal Reserve to raise interest rates higher than currently anticipated. At the same time, more subdued household sector spending will be a much weaker contributor to economic growth than it has been in recent years. Thus, we expect to be entering a regime of slower growth than experienced in 2004 and 2005. DOB projects real Gross Domestic Product growth of 3.3 percent in 2006, following growth of 3.6 percent in 2005.

State Economy. Rising interest rates and a weakening housing market are expected to have strong implications for the New York State economy as well. A strong housing market and solid securities industry performance have been key drivers of economic activity in New York. The New York City tourism industry is operating at full capacity. In addition, strong corporate profits growth nationwide has not only fueled demand within the State’s business services industries, but also spawned a build-up of cash reserves contributing to a wave of merger and acquisition activity that has spurred demand for finance industry services. Consequently, the State is estimated to have had above-average growth in private sector employment of 1.1 percent for 2005.

Much of the recent strength in the drivers of the New York State economy has stemmed from an extended period of low long-term interest rates, both here and abroad. All things being equal, rising interest rates imply both a reduction in the affordability of housing and lower future corporate earnings. There is already anecdotal evidence that the extraordinary growth in home prices seen in recent years, particularly in the downstate regions, is coming to an end. These developments portend lower rates of State job growth for the coming year. For 2006, DOB projects total employment growth of 0.8 percent and private sector growth of 0.9 percent.

2005-06 Financial Plan Reserves and Risks

Reserves. The State projects that General Fund reserves will total $3.8 billion at the end of 2006-07 with $1 billion in undesignated reserves available to deal with unforeseen contingencies and $2.8 billion designated for subsequent use.

The $1 billion of undesignated reserves includes $945 million in the Rainy Day Reserve, after a maximum deposit of $73 million in 2005-06, and $21 million in the Contingency Reserve Fund for litigation risks. To permanently improve the State’s reserve levels, the Executive again will submit legislation in 2006-07 to increase the maximum size of the State’s Rainy Day Reserve from 2 percent to a minimum of 5 percent of General Fund spending. The Rainy Day Reserve is at its statutory maximum balance of 2 percent.

The Executive Budget reserves another $2.8 billion designated for future use, including $2 billion in a spending stabilization reserve (the Financial Plan projects that the reserve will be used in equal installments in 2007-08 and 2008-09). In addition, $275 million is set aside for potential collective bargaining settlements that are expected to be resolved in 2006-07, and $250 million for debt reduction. In addition to the General Fund reserves, $375 million is reserved on a school year basis ($263 million in fiscal year 2006-07) for additional SBE aid in the VLT education account.

Aside from the amounts noted above, the 2006-07 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of Federal disallowances or other Federal actions that could adversely affect the State’s projections of receipts and disbursements.

Risks. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Risks to the U.S. Forecast

Although DOB believes that the U.S. economy will grow at approximately its long-term trend growth rate through the end of the forecast horizon, many risks attend this forecast. In general, the forecast is contingent upon the absence of severe shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to continued economic expansion. Such a shock could impair economic growth in many ways, such as causing a plunge in consumer confidence, the stock market, investment spending by firms, or impairing the transportation of economic goods and services, or causing a large spike in oil prices. A severe and extended downturn could easily materialize from such shocks.

There are other significant factors that could lead to noticeably lower economic growth. An extended period of energy prices that are higher than projected could well reduce the ability of consumers and businesses to spend on non-energy related items. Colder weather than normal in the Northeast could raise natural gas prices even further, and consumers might respond by reducing spending by more than is currently anticipated over the coming months. Such cutbacks could make firms behave even more cautiously and reduce business capital spending. Persistently high energy prices also raise the possibility that inflation expectations could ratchet higher, causing the Federal Reserve Board to tighten more than anticipated, and raising the likelihood of a major economic slowdown or even a recession.

A sharp reduction in the inflow of foreign funds might also add to inflationary pressures by weakening the U.S. dollar, which might also cause the Federal Reserve to increase rates more than currently anticipated. Such a development might also produce an imbalance in the market for U.S. Treasury securities, causing long-term rates to rise in order to fund the Federal budget deficit. Higher interest rates could, in turn, induce households to increase the personal saving rate, resulting in even further cutbacks in consumer spending. This risk would only be exacerbated by lower than expected equity or housing prices, particularly if the anticipated easing of home prices happens suddenly rather than gradually as expected. Again, lower consumption growth could weaken expected future corporate profits and, in turn, lower employment and investment growth.

On the other hand, lower inflation than expected, perhaps as a result of an even greater drop in the price of oil or more modest growth in unit labor costs, possibly due to slower growth in wages or stronger productivity growth, could induce the Federal Reserve to keep monetary policy much less restrictive than expected, resulting in stronger consumption and investment growth than projected. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Moreover, stronger employment growth could result in higher real wages, supporting faster growth in consumer spending than currently anticipated.

Risks to the New York Forecast

In addition to the risks described above for the national forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple though the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

Litigation

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant is Campaign for Fiscal Equity v. State of New York, in which the State Court of Appeals directed the State to implement a remedy by July 30, 2004 that would guarantee that all children in New York City have the opportunity to receive a sound basic education (SBE). In August 2004, the State Supreme Court directed a panel of three Special Masters to report and make recommendations on the measures the State had taken to bring its school financing system into constitutional compliance with respect to New York City schools. The Special Masters submitted their report to the Court on November 30, 2004. The report recommended (a) an annual increase of $5.6 billion in education aid to New York City to be phased in over four years and (b) $9.2 billion for school construction and renovation to be phased in over five years. In February 2005, the State Supreme Court adopted the recommendations of the Special Masters, requiring the State to comply with those recommendations within 90 days. The State filed an appeal in April 2005 and the Appellate Court is expected to issue a ruling by June 2006.

The 2006-07 Executive Budget proposes a combination of traditional school aid and continued funding for the SBE aid program as part of a comprehensive plan to comply with the Court’s order. Under a plan proposed by the Governor, revenues from VLTs will be used for SBE. So far, VLTs have been implemented at five of the State’s racetracks. Four other racetracks have received authorization to operate VLTs, and are in various stages of implementation. Two major facilities located at Yonkers and Aqueduct Raceways are expected to begin operations in October 2006 and October 2007, respectively. These two facilities are expected to produce the majority of the growth of VLT receipts under current law. The 2006-07 Executive Budget recommends $700 million of funding for SBE, growing to $1.5 billion by school year 2008-09.

Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families, effective November 1, 2003. However, the plaintiffs are challenging the adequacy of the increase and thus further Court proceedings are pending.

Federal

The Office of the Inspector General (OIG) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.5 billion in claims submitted between 1990 and 2001. To date, OIG has issued three final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, and $436 million of the $551 million in claims submitted for New York City speech pathology services. New York State disagrees with the audit findings on several grounds and has requested that these be withdrawn. Federal regulations include an appeals process that could postpone repayment of any disallowances.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals have resulted in higher costs, as reflected in the State’s latest Financial Plan.

At the request of CMS, the State has discontinued intergovernmental transfers payments as of March 31, 2005 pending the approval of a State Plan Amendment. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospital Corporation, SUNY and the counties. If these payments are not approved in 2005-06 and beyond, the State’s health care financing system could be adversely affected.

2004-05 Fiscal Year Results

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (“GAAP”), showing revenues and expenditures.

Cash-Basis Results. DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the Tax Stabilization Reserve Fund (the State’s “rainy day fund”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

GAAP-Basis Results. In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of GAAP in accordance with Governmental Accounting Standards Board (GASB) regulations. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2004-05.

In 2005-06, the General Fund GAAP Financial Plan shows total revenues of $40.9 billion, total expenditures of $49.4 billion, and net other financing sources of $9.9 billion, resulting in an operating surplus of $1.4 billion and a projected accumulated surplus of $1.9 billion. The operating results primarily reflect the moneys set aside in a spending stabilization reserve, and reflect an increase of $1.4 billion from the 2004-05 accumulated surplus of $546 million.

In 2006-07, the General Fund GAAP Financial Plan shows total revenues of $40.5 billion, total expenditures of $51.2 billion, and net other financing sources of $9.6 billion, resulting in an operating deficit of $1.2 billion and a projected accumulated surplus of $764 million. These changes are due primarily to the impact of proposed tax reductions on revenue accruals. The projected accumulated surplus of $764 million is roughly $200 million higher than 2004-05 actuals.

The GAAP basis results for 2004-05 showed the State in a net positive overall financing condition of $43.8 billion. The net positive financial condition of $43.8 billion is before the State reflects the liability associated with retiree health care that will be recognized in the 2007-08 fiscal year. The State has hired an independent actuarial consulting firm to complete the analysis of retiree health care liabilities, and expects to have results available by next year.

Five Year Capital Program and Financing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five year Capital Program and Financing Plan with the Executive Budget and to update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The updated 2005-06 through 2010-11 Capital Program and Financing Plan (the “Updated Plan”) was released on January 17, 2006.

Highlights of the Updated Plan are as follows:

•	State-related debt levels are projected to increase from $47.7 billion in 2005-06 to $55.4 billion in 2010-11, or 3.0 percent annually. The majority of the increase is for transportation ($5.0 billion), education facilities ($2.3 billion) and economic development and housing projects ($1.5 billion).
•	Debt issuances of $4.2 billion are planned in 2006-07, primarily for transportation ($1.2 billion), education ($1.2 billion) and economic development ($691 million).
•	Debt retirements (which reduce outstanding debt) are projected to total $2.4 billion in 2006-07, primarily for transportation ($595 million), education ($401 million) and economic development and housing ($322 million).
•	Capital spending averages approximately $7.0 billion annually, with the largest spending for transportation (55 percent), higher education (12 percent), economic development (8 percent) and the environment (8 percent).
•	Capital spending projections are generally consistent with the previous five-year plan (issued in April, 2005) and total $34.8 billion from 2006-07 through 2010-2011, or about $7.0 billion annually. The Plan continues to reflect the $35.9 billion Five Year Transportation Plan, including implementation of the voter-approved $2.9 billion Rebuild and Renew New York Transportation Bond Act, the $5.0 billion Five Year Higher Education Capital Plan, and the $1.3 billion Health Care Efficiency and Affordability program, as well as $1.7 billion in new capital recommendations.

The following table shows annual capital spending by functional category from 2005-06 through 2010-11. The amounts for All Governmental Funds include capital projects disbursements that are reflected in the Comptroller’s accounting system and disbursements made directly from bond proceeds which are currently reflected only in the Generally Accepted Accounting Principles (GAAP) accounting statements.

CAPITAL SPENDING BY FUNCTION AND FINANCING SOURCE
2005-2006 THROUGH 2010-2011
(thousands of dollars)

Spending	2005-2006	2006-2007	2007-2008	2008-2009	2009-2010	2010-2011

Transportation	3,517,649	3,826,627	4,028,855	4,241,042	4,454,238	4,627,125
Parks and Environment	676,212	656,469	653,551	608,392	594,710	604,710
Economic Development
& Gov’t. Oversight	524,174	685,763	1,003,474	706,078	418,200	395,450
Health and Social	140,841	274,071	351,401	421,433	247,372	292,098
Welfare Education	906,266	1,212,899	1,199,983	927,827	584,594	501,099
Public Protection	264,599	300,665	326,610	307,598	291,880	305,625
Mental Hygiene	296,509	364,815	505,737	520,860	415,666	370,639
General Government	118,900	162,689	105,950	116,850	74,500	74,500
Other	96,234	167,026	208,956	151,456	116,000	94,650
Anticipated Spending
Delays[1]	(393,771)	(750,000)	(750,000)	(750,000)	(725,000)	(725,000)

Total	6,147,613	6,901,024	7,634,517	7,251,536	6,472,160	6,540,896

Financing Source	2005-2006	2006-2007	2007-2008	2008-2009	2009-2010	2010-2011

State Pay-As-You-Go	1,483,761	1,782,342	1,770,118	1,700,973	1,648,849	1,786,581
Federal Pay-As-You-Go	1,794,722	1,737,774	1,857,278	1,769,789	1,698,762	1,678,452
General Obligation	203,827	353,134	473,919	541,388	574,467	538,991
Bonds Authority Bonds	3,059,074	3,777,774	4,283,202	3,989,386	3,275,082	3,261,872
Spending Delays[1]	(393,771)	(750,000)	(750,000)	(750,000)	(725,000)	(725,000)

Total	6,147,613	6,901,024	7,634,517	7,251,536	6,472,160	6,540,896

[1]	Accommodates anticipated underspending projected to occur as a result of normal capital project delays and will not hinder the advancement of scheduled capital projects.

As noted above, in 2006-07 roughly 51 percent of all capital spending is projected to be financed with State and Federal pay-as-you-go resources, while 49 percent is projected to be financed with Authority-issued bond proceeds and voter-approved General Obligation bonds.

New Capital Projects Recommendations

Recommended new capital spending initiatives total $1.7 billion over the five year period beginning in 2006-07. Major capital projects included in the 2006-07 Executive Budget include:

•	Economic development initiatives totaling $475 million for academic research and development projects, cultural facilities, and various economic development, energy and environmental projects; Construction and rehabilitation projects for “New York, New York III” ($133 million), civil commitment facilities ($165 million), and the Kirby Mental Hygiene facility ($57 million);
•	$350 million for State University of New York (SUNY) dormitory projects;
•	$125 million for State and City University systems, including $90 million for rehabilitation projects and a new academic building at SUNY’s old Westbury campus, and $35 million to fund rehabilitation projects at the City University of New York (CUNY), including the Marshak building;
•	A new statewide data center in the Office for Technology ($75 million);
•	Rehabilitation projects at the State Capitol, the Governor Nelson A. Rockefeller Empire State Plaza and Harriman State Office Campus ($75 million);
•	A new food laboratory in Agriculture and Markets ($40 million); and
•	$26 million to build a new State Police Troop L headquarters in Nassau County, upgrade evidence storage facilities across the State, and address maintenance needs for existing facilities.

State-Supported Debt. As of March 31, 2005, the total amount of outstanding general obligation debt was $3.7 billion and the total amount of outstanding State-supported debt was $40.7 billion. As set forth in the Updated Plan, Total State-supported debt levels are projected to increase from about $42.6 billion in 2005-06 to $49 billion in 2009-10, or roughly 3.6 percent annually. Compared to the Executive Budget, State-supported debt in 2009-10 will increase by about $1.3 billion, as detailed in the following table. The Legislature authorized $3.4 billion in net bonding adds ($3.8 billion in new authorizations offset by $400 million in recommendations eliminated by the Legislature). Total State-supported debt service costs are projected to increase from about $3.9 billion in 2005-06 to about $5.2 billion in 2009-10, or roughly 7.5 percent annually. Compared to the Executive Budget, debt service costs increase modestly through 2009-10. Total “over-the-life” debt service costs for the $3.4 billion in net legislative bonding adds are projected to total roughly $5 billion.

Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Urban Development Corporation (UDC), HFA, the New York State Thruway Authority (Thruway Authority), DASNY, and the New York State Environmental Facilities Corporation (EFC) (collectively, the “Authorized Issuers”).

The legislation provided that 25 percent of State PIT receipts (excluding refunds owed to taxpayers and deposits to the STAR Fund) be deposited to the Revenue Bond Tax Fund (RBTF) for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25 percent of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to five general purposes: Education, Economic Development and Housing, Environment, State Facilities and Equipment and Transportation. The Enacted Capital Plan anticipates that State PIT Revenue Bonds will be issued for a sixth general purpose - Health Care, to support the Health Care Efficiency and Affordability Law for New Yorkers (Heal NY) Capital Grant Program. State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2005, approximately $4.5 billion of State PIT Revenue Bonds were outstanding. Those outstanding State PIT Revenue Bonds are also included in the amount of Total State-supported Debt set forth above. The 2005-06 Enacted Budget projects that $2.8 billion of State PIT Revenue Bonds will be issued in 2005-06.

The Debt Reform Act of 2000, which applies to all new State-supported debt issued after March 31, 2000, imposes phased-in caps that limit new debt outstanding to four percent of personal income and new debt service costs to five percent of total governmental receipts. Under State law, the State is required to calculate compliance with the caps annually and report the findings in the Financial Plan update most proximate to October 31. For the 2004-05 fiscal year, both caps are set at 2.32 percent. As set forth in the November 2, 2005 Second Quarterly Update to the AIS, DOB reported that the State was in compliance with both debt caps, with new debt outstanding at 1.73 percent of personal income and new debt service at 1.07 percent of total governmental fund receipts.

State-Related Debt. The category of State-related debt includes the State supported debt described above, as well as contingent contractual-obligation financings, moral obligation financings and State guaranteed debt. As of March 31, 2005, the total amount of outstanding State-related debt was $46.2 billion.

The State Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section entitled “Debt and Other Financing Activities” in this statement. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State supported or State related debt.

The State has numerous public authorities with various responsibilities, including those that finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services. Official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info.

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of The City of New York (the “City”), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. Official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007.

Fiscal Oversight for New York City

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (“NYC MAC”), to provide the City with financing assistance; the New York State Financial Control Board (“FCB”), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for The City of New York (“OSDC”), to assist the Control Board in exercising its powers and responsibilities. A “control period”existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City’s financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Directors has adopted a Company policy, and related procedures, with respect to the disclosure of the portfolio holdings of the Portfolios (the “Policy”).

Generally, the Policy limits the dissemination of Company portfolio holdings information (before the information is made publicly available) to fund service providers where the Company has a legitimate business purpose in doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information. The Company’s Investment Manager, fund accountant, custodian, distributor or any employee or agent of such persons (“Company Representative”) will (or may) have access to Company portfolio holdings information on a regular basis. Company Representatives are required to keep all portfolio holdings information confidential and are prohibited from trading based on the information they receive. Neither the Company nor a Company Representative may disclose a Portfolio’s portfolio holdings information to any person other than in accordance with the Policy, and there are no ongoing arrangements to make portfolio information available to any person, except as described above, prior to publication on the TDAM website. In addition, neither the Company nor any Company Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. Consideration for this purpose includes any agreement by the recipient of information or its affiliate to maintain assets in the Company or in other investment companies or accounts managed by the Investment Manager or its affiliates.

In accordance with the Policy, each Portfolio’s complete portfolio holdings will be published on the TDAM website (www.tdamusa.com) as of the end of each month, subject to a 30-day lag between the date of the information and the date on which the information is disclosed. The Company also will publish on the TDAM website each Portfolio’s month-end top ten holdings, again with a 30-day lag time. The Company may disclose Portfolio holdings to any person commencing the day after the information is first published on the website, and the Company may publish complete portfolio holdings information more frequently than monthly if it has a legitimate business purpose for doing so.

The chief compliance officer (“CCO”) (or his or her designee) is the person who is authorized to disclose Company portfolio holdings information. Company and Company Representative compliance with the Policy (including use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a periodic basis. Pursuant to the Board approved procedures relating to the Policy, the adequacy and effectiveness of the Policy will be reviewed by the CCO on an annual basis and any related issues will be brought to the attention of the Board.

PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Portfolio shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Portfolio shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager’s ability to time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities, although they may do so to take advantage of short-term market movements.

The Investment Manager places orders for the purchase and sale of assets with brokers and dealers selected by and in the discretion of the Investment Manager. In placing orders for the Portfolio’s portfolio transactions, the Investment Manager seeks “best execution.” Consistent with the policy of “best execution,” orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms’ professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms that provide market, statistical and other research information to the Company and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived from such services are available for all clients of the Investment Manager and may not be used in connection with the Portfolios. Because statistical and other research information is only supplementary to the Investment Manager’s research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. In no event will a broker-dealer that is affiliated with the Investment Manager receive brokerage commissions in recognition of research services provided to the Investment Manager.

The Company expects that purchases and sales of portfolio securities usually will be principal transactions. Fixed income portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and ask prices. In the case of securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

The Investment Manager may employ broker-dealer affiliates of the Investment Manager (collectively “Affiliated Brokers”) to effect portfolio transactions for the Portfolios, provided certain conditions are satisfied. Payment of brokerage commissions to Affiliated Brokers is subject to Section 17(e) of the

Investment Company Act and Rule 17e-1 thereunder, which require, among other things, that commissions for transactions on securities exchanges paid by a registered investment company to a broker that is an affiliated person of such investment company, or an affiliated person of another person so affiliated, not exceed the usual and customary brokers’ commissions for such transactions. The Board of Directors, including a majority of the Directors who are not “interested persons” of the Company within the meaning of such term as defined in the Investment Company Act (“Independent Directors”), has adopted procedures to ensure that commissions paid to Affiliated Brokers by the Portfolios satisfy the standards of Section 17(e) and Rule 17e-1.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time. In some cases, this procedure may affect the size or price of the position obtainable for a Portfolio.

MANAGEMENT OF THE COMPANY

Directors and Executive Officers

Responsibility for overall management of the Company rests with its Board of Directors in accordance with Maryland law.

The following table contains certain information regarding the Company’s Directors and Executive Officers. Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.”

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director††

Independent Directors

RICHARD W. DALRYMPLE c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 63	Director	Since 12/12/95	Chairman of CheckSpring Community Corporation since 2004; Chief Executive Officer of American Red Cross (Nassau County Chapter) from 2003 through 2004; Chief Operating Officer of National Center for Disability Services in 2002; President of Teamwork Management, Inc. from 1996 through 2001; Director of The Council of Independent Colleges since 2000; Trustee of The Shannon McCormack Foundation since 1988, the Kevin Scott Dalrymple Foundation since 1993; and Director of Dime Bancorp, Inc. from 1990 to 2002.	None.

PETER B.M. EBY c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 68	Director	Since 6/6/02	Retired.	Director of Leon’s Furniture Limited since May 1977; Director of Sixty-Split Corp. since March 2001; Director of George Weston Limited since May 2000; Director of Rsplit II Corp. since May 2004.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director††

LAWRENCE J. TOAL c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 69	Director	Since 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	None.

Interested Director

GEORGE F. STAUDTER††† c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 75	Chairman and Director	Since 12/12/95	Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients, since 1989.	None.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Years

Officers Who Are Not Directors

DAVID A. HARTMAN c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 60	Vice President and Assistant Treasurer	Since 12/12/05	Since January 2006, Managing Director, and from October 1995 to December 2005, Chief Investment Officer and Senior Vice President of the Investment Manager.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Year s

GEORGE O. MARTINEZ c/o BISYS Fund Services 100 Summer Street, Suite 1500 Boston, MA 02109 Age: 47	President and Chief Executive Officer	Since 6/5/02	Since August 2002, Senior Vice President - Fund Administration and Oversight of BISYS Fund Services; from June 2000 to June 2001, Senior Vice President - Client Services of BISYS Fund Services; from June 2000 to June 2001, Chief Executive Officer and President of FundWatchDog Service LLC.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past 5 Year s

RICHARD H. NEIMAN c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 56	Chief Legal Officer	Since 6/10/03	Since August 1995, General Counsel, Director and Secretary of the Investment Manager; since January 2006, Chairman, President and Chief Executive Officer of TD Bank USA, N.A.; from July 1994 through January 2006, Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group and its subsidiaries.

CHRISTOPHER SALFI c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Treasurer and Chief Financial Officer	Since 3/6/03	Since June 2003, Senior Director of Administration of SEI Investments; from January 1998 through June 2003, Fund Accounting Director of SEI Investments.

KERRY REILLY c/o BISYS Fund Services 199 Water Street, 28th Floor New York, NY 10038 Age: 41	Secretary	Since 9/18/06	Since January 2006, employee of BISYS Fund Services; from June 2004 through May 2005, employee of CitiStreet LLC; from June 1987 through October 2001, employee of Fidelity Investments.

MICHELE R. TEICHNER c/o TD Asset Management USA Inc. 31 West 52nd Street New York, NY 10019 Age: 47	Chief Compliance Officer, Vice President and Assistant Secretary	Since 6/11/04 and 11/2/99	Since January 2006, Managing Director, and since June 2004, Chief Compliance Officer, of the Investment Manager; Senior Vice President of TD Waterhouse Asset Management USA Inc. from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.

†	The table shows the time period for which each individual has served as Director and/or Officer. There is no set term of office for Directors and Officers.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of October 31, 2006.
†††	Mr. Staudter is considered an “interested person” of the Company because he owns shares of Toronto-Dominion Bank stock.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating.

The primary responsibilities of the Audit Committee are: (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibilities includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Committee is composed solely of Independent Directors, Messrs. Dalrymple, Eby and Toal. This Committee met 2 times during the fiscal year ended October 31, 2006.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2006.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Committee, on which Messrs. Dalrymple, Eby and Toal currently serve, is composed solely of Independent Directors. The Committee will not normally consider nominees recommended by shareholders. This Committee did not meet during the fiscal year ended October 31, 2006.

Ownership of Shares By Directors

The dollar range of the shares in each Portfolio beneficially owned by each Director and the aggregate dollar range of shares beneficially owned by them in the Company as of December 31, 2006 are set forth below.

Name of Director	Dollar Range of Equity Securities in each Portfolio	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Director in Fund Complex

Independent Directors
Richard W. Dalrymple	$0	$0
Peter B. M. Eby	$0	$0
Lawrence J. Toal	$0	$0
Interested Director
George F. Staudter	Municipal Portfolio — Investor Class: over $100,000 Money Market Portfolio — Investor Class: $10,000-$50,000 Money Market Portfolio — Premium Class: over $100,000	over $100,000

On October 31, 2006, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding shares of each Portfolio.

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director and his/her immediate family members in the Company’s Investment Manager or Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of October 31, 2006.

Name of Director	Name of Owner and Relationship to Director	Name of Company	Title of Class of Security	Value of Securities	Percent of Class

Richard W. Dalrymple	N/A	N/A	N/A	$0	N/A
Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Officers and Directors who are interested persons of the Investment Manager, Funds Distributor, Inc. (“FDI”) or SEI Investments receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $24,000, payable quarterly, (ii) a meeting fee of $3,500 for each meeting attended in person, (iii) a meeting fee of $2,500 for each meeting attended by telephone, and (iv) for committee meetings taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $3,500 for each such meeting attended. Prior to June 12, 2006, each Independent Director who served on the Board of Directors/Trustees of one or more investment companies in the Fund Complex(1) received: (i) a base annual retainer of $15,000 payable quarterly, (ii) a supplemental annual retainer of $6,000, if serving on the Board of Directors/Trustees of two companies in the Fund Complex, (iii) an additional supplemental annual retainer of $2,500, if serving on the Board of Directors/Trustees of three companies in the Fund Complex, and (iv) a meeting fee of $3,000 for each meeting attended. Independent Directors also will be reimbursed for their expenses by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex(1) paid to each Independent Director and Interested Director for the fiscal year ended October 31, 2006, are as follows:

Name of Board Member	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members (1)

Independent Directors
Richard W. Dalrymple	$30,750	$0	$0	$39,000
Peter B. M. Eby	$30,750	$0	$0	$39,000
Lawrence J. Toal	$36,000	$0	$0	$36,000
Interested Director
George F. Staudter (2)	$0	$0	$0	$0
(1)	During the fiscal year ended October 31, 2006, the “Fund Complex” included the Company and TD Waterhouse Plus Funds, Inc. (“TD Plus”), until February 24, 2006, when TD Plus dissolved. Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
(2)	Mr. Staudter is an Interested Director who is paid by the Investment Manager.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

TD Asset Management USA Inc., a Delaware corporation, is the Investment Manager of each Portfolio. Pursuant to the Investment Management Agreement with the Company on behalf of each Portfolio, the Investment Manager manages each Portfolio’s investments in accordance with its stated policies and restrictions, subject to oversight by the Company’s Board of Directors.

The Investment Manager is a direct, wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). TD Bank, a Canadian chartered bank, is subject to the provisions of the Bank Act of Canada. TD Bank is a part of a worldwide group of banks and financial service companies (referred to as the “TD Bank Financial Group”). As of October 31, 2006, the TD Bank Financial Group had over $350 billion under management, including pension, endowment, foundation, segregated, corporate and private accounts and mutual and pooled funds. The Investment Manager also currently serves as investment manager to institutional accounts, high net worth individual accounts, and certain other accounts, and, as of October 31, 2006, had total assets under management of approximately $17.3 billion.

The Investment Management Agreement will continue in effect only if such continuance is specifically approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Company, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority of the outstanding voting securities of each Portfolio, or by the Company’s Board of Directors. The Investment Management Agreement may be terminated as to any Portfolio at any time upon 60 days’ prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors who have no direct or indirect financial interest in the Investment Management Agreement, and by the shareholders of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or mistake of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager’s part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to each Portfolio, the Investment Manager is entitled to an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.10% of the first $1 billion of average daily net assets of each such Portfolio, 0.09% of the next $1 billion, and 0.08% of average daily net assets of each Portfolio over $2 billion. Prior to February 1, 2006, the Investment Manager received for its services to the Portfolios an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to 0.35% of the first $1 billion of average daily net assets of each Portfolio, 0.34% of the next $1 billion, and 0.33% of average daily net assets of each Portfolio over $2 billion.

The Investment Manager and its affiliates may, from time to time, voluntarily waive or reimburse all or a part of each Portfolio’s operating expenses. Expense reimbursements by the Investment Manager or its affiliates will increase each Portfolio’s total returns and yield. Unless otherwise provided, these expense reductions are voluntary and may be changed or eliminated at any time upon notifying investors.

The following table shows the dollar amount of investment management fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$19,941,772	$2,084,704
Year ended October 31, 2004	$25,231,464	$2,638,372

U.S. Government Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 5,124,513	$ 584,005
Year ended October 31, 2004	$ 5,412,077	$ 608,946

Municipal Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 2,600,126	$ 336,921
Year ended October 31, 2004	$ 2,657,222	$ 350,418

	Fee Paid	Fee Waived
California Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 970,347	$ 256,982
Year ended October 31, 2004	$ 908,212	$ 239,478

New York Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 500,993	$ 148,379
Year ended October 31, 2004	$ 495,854	$ 147,397

Administration

Pursuant to an Administration Agreement with the Company, TD Asset Management USA Inc. (the “Administrator”), as administrator to the Portfolios, provides administrative services to each of the Portfolios. Administrative services furnished by the Administrator include, among other services, maintaining and preserving the records of the Company, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Company, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as Administrator, the Administrator receives no compensation. Prior to February 1, 2006, the Administrator received for its services to the Portfolios an annual fee, accrued daily and payable monthly, of 0.10% of average daily net assets of each Portfolio.

The following table shows the dollar amount of administration fees earned with respect to the Portfolios, along with the amount of these fees that were waived, if any. The data is for the past three fiscal years.

	Fee Paid	Fee Waived
Money Market Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$5,952,032	$622,231
Year ended October 31, 2004	$7,554,846	$789,899

U.S. Government Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$1,477,799	$168,415
Year ended October 31, 2004	$1,562,346	$175,791

Municipal Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 742,889	$ 96,263
Year ended October 31, 2004	$ 759,199	$100,120

California Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 277,240	$ 73,422
Year ended October 31, 2004	$ 259,487	$ 68,444

	Fee Paid	Fee Waived
New York Portfolio
Year ended October 31, 2006
Year ended October 31, 2005	$ 143,140	$ 42,394
Year ended October 31, 2004	$ 141,671	$ 42,135

The Administrator has entered into a Subadministration Agreement with FDI, pursuant to which FDI performs certain of the foregoing administrative services for the Company. Under this Subadministration Agreement, the Administrator pays FDI’s fees for providing such services. In addition, the Administrator may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Administration Agreement. The Administration Agreement was approved by the Board of Directors of the Company, including a majority of the Independent Directors of the Company who have no direct or indirect financial interest in the Administration Agreement. Each Portfolio or the Administrator may terminate the Administration Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Administration Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Administration Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law, or for any loss arising out of any act or omission by the Administrator in the performance of its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Administrator’s part in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

Distribution

The distributor of the Company is FDI, 100 Summer Street, Suite 1500, Boston, MA 02110. Pursuant to a Distribution Agreement between the Company and FDI, FDI has the exclusive right to distribute shares of the Company. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Company shares. FDI receives no fee from the Company under the Distribution Agreement for acting as distributor to the Company. FDI also acts as a subadministrator for the Company.

The Distribution Agreement will continue in effect only if such continuance is specifically approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The Distribution Agreement was approved by the Board of Directors of the Company, including a majority of Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. Each Portfolio or the Distributor may terminate the Distribution Agreement on 60 days’ prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Company’s Board of Directors, or by a majority of the outstanding voting securities of such Portfolio. The Distribution Agreement terminates automatically in the event of its “assignment” as defined in the Investment Company Act.

The Directors have adopted a distribution plan under Rule 12b-1 under the Investment Company Act (“12b-1 Plan”) with respect to each Class of each Portfolio. The 12b-1 Plan permits Class A of each Portfolio to pay from its assets distribution fees at a rate not to exceed 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio to pay from its assets distribution fees at a rate not to exceed 0.33% of its annual average daily net assets (“12b-1 Fees”). The 12b-1 Fees are computed and accrued daily and will be paid to broker-dealers and other persons, pursuant to the terms of selected dealer agreements, selling agreements or other agreements complying with Rule 12b-1 that have been approved by the Board of Directors (“Rule 12b-1 Agreements”). Payments of the 12b-1 Fees will be made pursuant to the Rule 12b-1 Agreements in accordance with their terms.

The Portfolios have entered into a Rule 12b-1 Agreement with TD Ameritrade, Inc. (“TD Ameritrade”), an affiliate of the Investment Manager, pursuant to which Class A of each Portfolio pays from its assets 12b-1 Fees at a rate of 0.53% of its annual average daily net assets and the Select Class of the Money Market Portfolio pays from its assets 12b-1 Fees at a rate of 0.33% of its annual average daily net assets. TD Ameritrade is an affiliate of the Investment Manager.

The 12b-1 Plan also provides that TDAM and TD Ameritrade Clearing, Inc. (the “Transfer Agent”), or any successor investment adviser, administrator, or transfer agent or any additional transfer agent (collectively, “Successor”), may each make payments for distribution or other services (“assistance”) from its own resources, including its bona fide profits derived under its Investment Management Agreement and Administration Agreement or Transfer Agency Agreement, as applicable, to such broker-dealers or other persons who, in TDAM’s or the Transfer Agent’s sole discretion, have rendered or may render assistance. Any payments made by TDAM or the Transfer Agent or any Successor for such purpose shall not reduce any 12b-1 Fees paid or payable in respect of the Portfolios or Classes under the 12b-1 Plan as described above.

Quarterly in each year that the 12b-1 Plan remains in effect, the Board of Directors will be furnished with a written report, complying with the requirements of Rule 12b-1, setting out the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The 12b-1 Plan will remain in effect for a period of one year from its adoption date and may be continued thereafter if the 12b-1 Plan and any Rule 12b-1 Agreements are approved at least annually by a majority vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such 12b-1 Plan and Rule 12b-1 Agreement. The 12b-1 Plan may not be amended to increase materially the 12b-1 Fees with respect to a Class of a Portfolio without the approval of the lesser of: (i) more than 50% of the outstanding shares of the Class, or (iii) 67% or more of the shares of the Class present or represented at a stockholders’ meeting, if more than 50% of the outstanding shares of the Class are present or represented by proxy (“Majority Stockholder Vote”). All material amendments to the 12b-1 Plan must be approved by a vote of the Board of Directors, including a majority of Independent Directors, cast in person at a meeting called for the purpose of voting on such amendments. The 12b-1 Plan may be terminated at any time as to a Class of a Portfolio by: (a) a majority vote of the Independent Directors, or (b) a Majority Stockholder Vote of such Class.

Shareholder Servicing

The Board of Directors of the Company has approved a Shareholder Servicing Plan (“Servicing Plan”) with respect to each Class of each Portfolio pursuant to which the Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement (a “Shareholder Servicing Agreement”) with the Company (“Servicing Agents”) in connection with shareholder support services that they provide to each respective Class. Payments under the Servicing Plan will be calculated and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of the respective Class. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Servicing Plan or any Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually by a vote of the Board of Directors, including a majority of Independent Directors who have no direct or indirect financial interest in the operation of the Servicing

Plan or any Shareholder Services Agreement. The Servicing Plan may be terminated by the Company with respect to a Class by a vote of a majority of such Independent Directors.

Pursuant to a Shareholder Services Agreement between the Company, on behalf of each Portfolio and Class, and TD Ameritrade, TD Ameritrade has agreed to provide shareholder services to each Portfolio and Class pursuant to the Servicing Plan. The Company may enter into similar agreements with certain service organizations, including broker-dealers and banks whose clients are shareholders of the Company, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Company shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Company shares.

Pursuant to a Services Agreement, TD Ameritrade has agreed to perform certain shareholder support and marketing services for the Portfolios, and NISC has agreed to provide transfer agency services, in each case in respect of TD Ameritrade customers. The Portfolios will pay TD Ameritrade through its clearing affiliate NISC for its marketing support services under the Rule 12b-1 distribution plan. The Portfolios separately pay TD Ameritrade under the shareholder servicing plan for shareholder support services, and NISC for its transfer agency and dividend disbursing agency services. In addition, TDAM or an affiliate will pay amounts to TD Ameritrade as compensation for its distribution activities in respect of the Portfolios in addition to amounts payable by the Portfolios as 12b-1 Fees.

Transfer Agent and Custodian

The Transfer Agent, 100 North Ameritrade Place, Bellevue, NE 68005, an affiliate of the Investment Manager, serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications, such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent is entitled to receive an annual fee, payable monthly, of 0.10% of the average daily net assets of Class A of each Portfolio and 0.10% of the average daily net assets of the Select Class of the Money Market Portfolio.

The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of a Portfolio’s or Class’ shareholders to one or more qualified sub-transfer agents or processing agents, which may be affiliates of the Transfer Agent, FDI or broker-dealers authorized to sell shares of a Portfolio pursuant to a selling agreement with FDI. The Transfer Agent is permitted to compensate those agents for their services; however, that compensation may not increase the aggregate amount of payments by the Portfolios or Classes to the Transfer Agent.

Pursuant to a Custodian Agreement, The Bank of New York (the “Custodian”), One Wall Street, New York, NY 10286, acts as the custodian of each Portfolio’s assets. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for the Portfolio upon purchase and upon sale or maturity, collects all income and other payments and distributions with respect to the assets of the Portfolio, and pays expenses of the Portfolio.

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

Although the Company generally does not invest in voting securities, the Board of Directors of the Company has delegated proxy voting responsibility to the Investment Manager and approved the

Investment Manager’s proxy voting policies and procedures (the “Policy”). The Investment Manager may delegate responsibility for performing certain proxy voting activities to service providers (as discussed below). In all such cases, however, the Investment Manager shall retain the final authority over all proxy voting and the fiduciary duties with respect to such voting and the right to make all final decisions.

For the most recent 12-month period ended June 30, the Company and the Investment Manager acting on behalf of the Company, have not voted any proxies.

The objective of the Policy is to ensure that proxies are voted in the best interests of each Portfolio (and its shareholders). Pursuant to the Policy, voting decisions are made based on the particular facts and circumstances of each matter. The guidelines discussed below are not intended to be inflexible or all encompassing and may not be applied if their application would not be in the best interests of a Portfolio. The Investment Manager will abstain from voting shares of issuers affiliated with the Investment Manager and may abstain from voting from time to time where it determines that to do so is in the best interests of a Portfolio (i.e. where adequate notice is not provided or where the estimated costs associated with voting on a particular matter outweighs the expected benefits).

The Policy provides the following list of general principles (“General Principles”) relating to corporate governance to be generally considered when determining how to vote on a particular matter: (a) corporate management must be accountable to the board of directors; the board of directors is responsible for supervising management; the board reports to shareholders; the board should reinforce these concepts in making its appointments and by appropriately defining the separate roles of board members and management; (b) ownership rights should not be subordinated; minority shareholders should not be treated differently from controlling shareholders; all shareholders should be treated equally and all shares should have equal voting rights based upon the principle of “one share, one vote”; all shareholders have a right to receive proper notice of corporate actions and to vote on issues that have a material impact upon their investments; (c) the proxy vote is an important asset of a shareholder; ownership and voting rights should be used to support ethical conduct but not any particular external, social or political agenda at the expense of long-term returns; fiduciaries are obliged to exercise their ownership rights in order to optimise the long-term value of their investments; and (d) shareholders should have the ability to vote on issues which would have a material impact on a corporation.

In general, the Investment Manager supports management on the following issues that are generally treated as routine matters: approval of the corporation’s independent registered public accounting firm; standard compensation plans; standard changes in capital or corporate structure; and other standard matters which do not raise issues of principle with respect to corporate governance.

The table on the following pages shows the list of issues, contained in the Policy, which are grouped into six major categories and are to be used as general guidelines for analysis in reaching an appropriate decision on how to vote in respect of a particular matter. Issues not specifically covered are resolved by the application of the General Principles to the guidelines and/or upon the advice of the proxy voting committee (as defined below) and such appropriately qualified, third party service provider as the Investment Manager may engage. The Investment Manager has retained Institutional Shareholder Services to vote proxies in accordance with this Policy.

1. GOVERNANCE

Board of Directors, Majority Independent	If the majority of nominees are not independent (e.g., do not have a direct relationship, other than a non-majority shareholders’ relationship, with the Corporation), the Investment Manager generally opposes the entire slate of nominees or, if possible, selectively opposes directors who are not independent.

Green Mail	Oppose entire slate of nominees, or specific nominees, if possible, who previously authorized green mail.

Excessive Compensation (“Golden Parachutes”)	Typically, the Investment Manager recommends opposing Boards or specific nominees, if possible, who previously authorized Golden Parachutes or other excessive compensation/severance.

Management Entrenchment	Boards or specific nominees, where applicable, should be opposed if they are found to have adopted an excessive number of defensive measures designed to entrench management.

Appointment of Interim Directors	Resolutions which would allow directors to appoint interim directors between annual meetings in order to replace those who resign or are otherwise removed between such meetings should typically be supported. Resolutions which would permit the appointment of interim directors for any other purpose should generally be opposed.

Attendance of Directors	If possible to withhold or oppose individual nominees, nominees who have attended less than 75% of Board meetings or less than 75% of applicable Board Committee meetings for two consecutive years should generally be opposed.

Resolution Implementation	The Investment Manager prefers opposing the slate of nominees or specific nominees, where possible, if they failed to implement the resolution of a shareholder, which received a favorable vote from the majority of shareholders.

Separation of Chairman and CEO	Separating the positions of Chairman and CEO is preferred except where the Board has a strong Corporate Governance Committee, comprised solely of independent directors or where the Board has an independent lead director (a non-management, independent board member who leads the independent board members and acts as a chair of board meetings where management is not present). Note: If selective opposition is available, oppose the nominee who is both Chairman and CEO. If selective opposition is not available, do not oppose the entire Board.

Size of Board	A Board with a maximum of 16 members is preferred, but priority is given to a competent Board comprised of a majority of independent directors. -

Auditors	The Investment Manager prefers an audit committee comprised solely of independent directors. Auditors are generally expected to be reputable with routine rotation.

Classified Board	The annual election of directors is generally supported. Staggered/classified boards are typically opposed. If a staggered/classified board has been approved by shareholders, generally support those directors in conformity with the other guidelines.

Cumulative Voting	Cumulative voting, which allows all votes to be cast for a single candidate or for any two or more of them, should generally be opposed.

Liability and Indemnification	Generally, support proposals to limit directors’ liability and provide indemnification.

Continuance/Exporting Jurisdictions	Resolutions approving the continuance or export of a corporation into another jurisdiction are generally supported when management can demonstrate sound financial or business reasons for the move and opposed when they appear to be part of an anti-takeover defense or solely to limit directors’ liability. Consideration should be given to the effect on shareholders’ rights resulting from the change in jurisdiction.

Supermajority	The Investment Manager will generally oppose resolutions where management seeks to increase the number of votes required on an issue above the level provided for in local law.

Linked Proposals	Proposals which seek to link two elements (e.g., fair price and super majority or governance issue and dividend/right) should generally be opposed except where the two issues being linked are both beneficial to shareholders.

2. REORGANIZATIONS, MERGERS AND ANTI-TAKEOVER DEFENSES

Mergers	A merger is generally defined as the combining of two or more entities into one through a purchase, acquisition, amalgamation or a pooling of interests. In each case, consideration will be exchanged in the transaction. In some cases, a shareholder will be offered a choice of the type of consideration he/she wishes to receive (i.e., stock, cash or a combination of the two). Where shareholders are offered a choice of consideration, it would be rare for the voting decision to make reference to the type of consideration desired. Generally speaking, the voting decision involves voting for or against the merger. In general, the Investment Manager will vote in the following manner: (a) for mergers where there is only one type of consideration offered, the Investment Manager will support the merger if the Company’s board of directors supports the merger and if it appears the board is acting in the best interest of shareholders; (b) for mergers where the shareholder is offered a choice of consideration, the Investment Manager will support the merger and, if required, elect the consideration that maximizes value, after consultation with the appropriate business unit.

Fair Price Proposals	Generally support proposals which require a bidder to pay every shareholder a fair price for their shares providing: (a) they apply only to two-tier offers; (b) fair price is highest price paid at the time of voting decision; (c) the fair price is not linked to any anti-takeover provisions, provisions restricting shareholder’s rights, or any supermajority amendments; (d) fair price provisions are not applicable if tender offer has been approved by target’s board; and (e) fair price test is two-thirds of outstanding shares voted in favor of “fair price.”

Crown Jewels	Crown Jewel Defenses (when a company sells its most valuable assets to a friendly third party in order to frustrate a take-over attempt) are generally opposed. All takeover offers must nonetheless be analyzed on a case-by-case basis in order to assess the best interests of the shareholders.

Leveraged Buyouts	Generally support leveraged buyouts by management when it appears management has pursued the best interests of shareholders to seek maximum value. Relevant factors in determining whether management has pursued the best interests of shareholders include: (a) whether other bidders were allowed to make competing bids; (b) whether management used a “lock-up” device to prevent fairness in the bidding process; (c) whether management with control will match or exceed competing offers; and (d) whether a fairness opinion was issued and under what conditions.

Lock-ups	Lock-up agreements (e.g., in the context of a take-over bid, an arrangement which prevents competing bids for the offeree corporation’s shares) or similar arrangements must be closely scrutinized and should generally be opposed.

Green Mail	Payments from corporate funds of a premium price to selected shareholders without all shareholders being allowed to participate should be opposed. Proposals to prevent such payments of Green Mail should be supported.

Poison Pills (Shareholder Rights Plans)	Proposals to adopt Poison Pills must be closely scrutinized to ensure they are not intended to entrench management or unduly hinder a takeover offer. Where a Poison Pill appears to entrench management or hinder further offers, the Investment Manager will generally oppose a resolution adopting it. Poison Pills implemented through a plan that meets the following set of allowable criteria will usually be supported by the Investment Manager: (a) the acquiring person must acquire at least 20% of the outstanding shares before a Poison Pill can be triggered; the acquiring person should exclude employee benefit plans, institutional money managers and should exclude or grandfather existing ownership positions; (b) the bid should remain open for a minimum of 45 days and a maximum of 90 days; (c) the plan should contain a sunset clause; reconfirmation by shareholders must occur after no more than five years, preferably three; (d) a board of directors should not be able to waive one bid for another as long as all bids meet the requirements of permitted bids. The Board should not have the ability to disregard a bid; (e) the plan should not exclude partial bids as long as the partial bid means that the acquirer will own at least 50% of the outstanding voting shares; and (f) the plan should generally contain an exemption for lock-up agreements.

3. STOCK AND COMPENSATION PLANS

Option Dilution	The Investment Manager believes that the dilution caused by the excessive issuance of stock options is not in the best interests of Clients. Generally stock option plans should be opposed if dilution exceeds greater of 10% or 2% per annum over life of options. Exceptions may occur in highly competitive labor markets. Note that potential dilution is assessed with reference to all of a company’s existing and proposed stock option plans.

Option under Market	The Investment Manager generally opposes the grant of options or the implementation of stock option plans where the exercise price is less than 100% of the fair market value at the date of grant. The Investment Manager may support grants or plans with pre-determined formulas for determining exercise prices based on a weighted average trading price or an average of daily high and low trading prices for a short period of time prior to the time of the grant, provided there are no discounts.

Omnibus Plan	The Investment Manager prefers option plans that include a shareholder-approved, results driven formula. The Investment Manager will generally oppose omnibus plans that include 3 or more types of awards in one plan where the grant or exercise of awards is not linked to performance.

Director Compensation	Generally, resolutions approving bonuses/options should be opposed where there is a change of control.

Option Price Change	The Investment Manager generally opposes share option plans which allow directors or management to lower the exercise price of existing options or resolutions which seek to reduce the exercise price of outstanding options. Proposals to cancel and reissue options which appear to be an attempt to otherwise lower the exercise price of options should also generally be opposed.

Extension of Option Exercise Periods	The Investment Manager opposes proposals to extend the exercise period for existing options.

Employee Loans	Generally vote against proposals permitting a corporation to make loans to employees to buy stock/options with a note or loan from that corporation, unless lending is considered a regular part of the granting corporation’s business.

Pay for Performance	Incentive compensation plans, including restricted stock grants or options which are not related to corporate and/or individual performance, should generally be opposed

Employee Stock Purchase Plans	The Investment Manager believes that employee stock purchase plans are desirable because they can lead to greater alignment of interests and commitment from employees. The Investment Manager will typically approve employee stock purchase plans where: (a) shares available under the plan are purchased on the open market; (b) the voting power of shares available under the plan does not exceed 10% of the aggregate outstanding voting power of shares. Employee stock purchase plans with any of the following characteristics should generally be opposed: (a) a corporate loan is required to enable the purchase of shares, unless lending is considered a regular part of the granting corporation’s business; (b) shares available under the plan are being issued from treasury and may be purchased by employees for less than fair market value; or (c) the voting power of shares available under the plan dilutes aggregate voting power by greater than 10%.

Compensation for Outside Directors	In most cases the Investment Manager supports approving automatic granting of (unrestricted) stock as part of outside directors’ compensation in lieu of cash. The granting of options as part of outside directors’ compensation should be closely scrutinized. Generally oppose a grant of options to outside directors if there is no shareholder-approved formula or a capping of the options, or options granted on a change of control of the corporation or if issued from treasury.

Golden Parachutes	Proposals involving excessive compensation, including excessive golden parachutes for officers, employees or directors, which are contingent upon the merger/acquisition of the corporation with a resulting change in control, should generally be opposed. Support should be given to shareholder proposals seeking shareholder ratification of golden parachutes.

Option / Compensation Plans	The Investment Manager normally opposes option/compensation plans when full plan text is not included in the circular.

Amendments to Plans	Proposed amendments to existing stock option, share purchase or other compensation plans require only a review of the particular amendments, not the entire plan. The restatement or renewal of such a plan is akin to the adoption of a new plan; therefore, all aspects of the plan must be reviewed.

4. CAPITALIZATION

Dual Class	The creation of any new class of shares with voting rights unequal to other series in the class of shares or unequal to those of another class of shares creates concerns regarding management entrenchment and violates the principle of “one share, one vote.” The Investment Manager will normally oppose the creation or issuance of dual class voting stock.

Share Authorization	The Investment Manager supports proposals for the authorization of additional common shares, provided the amount requested is necessary for sound business reasons. Proposals which seek a 100% or more increase in authorized shares when management does not demonstrate a specific need should be closely scrutinized and opposed if not in the best interest of the Portfolio. In carefully scrutinizing such proposals, consideration should be given to factors, such as the size of the company, the nature of its industry, the number of authorized shares remaining available for issuance, and any anti-takeover effects.

Blank Cheque Preferreds	The Investment Manager generally opposes the authorization or increase of blank cheque preferred shares.

Private Placements	Ordinarily support resolutions authorizing the corporation to issue over 25% of the issued and outstanding shares by way of private placements if the following criteria are met: (a) the subscription price for any securities issued must be set at market price; and (b) management has provided sound business reasons.

Tracking Stocks	Proposals to create tracking stock will be determined on a case-by-case basis. Consideration shall be given to the following factors in addition to any other relevant factors: (a) corporate governance changes - whether management bundling the proposal with other changes that are negative; (b) method of distribution - whether it is by stock dividend or IPO; (c) dilution of voting rights; (d) whether management has provided sound business reasons; and (e) whether management has evaluated other alternatives, such as a spin-off

5. SHAREHOLDER PROPOSALS

Shareholder Proposals Generally	As a general policy, the Investment Manager opposes shareholder proposals which seek to alter responsibility of directors to supervise management and provide a wide range of discretionary considerations which directors must take into account in evaluating a business proposal, e.g., place priority to suppliers, employees, community etc., above shareholders.

Shareholder Proposal Regarding Voting Procedures	The merits of proposals to change voting procedures (i.e. confidentiality) must be considered on a case by case basis.

Shareholder Proposals Regarding the Expensing of Stock Options	Shareholder proposals recommending a policy of expensing the cost of all future stock option grants on the company’s income statement are generally supported by the Investment Manager, unless management discloses the cost of option grants in notes to the financial statements and provides sound reasons for not expensing stock options.

Ethical Related Shareholder Proposals	While the Investment Manager generally recommends opposing shareholder proposals which seek to alter or constrict directors and management’s responsibility to manage the business, or seek to impose discretionary considerations which directors must take into account in evaluating business proposals, on occasion, shareholder proposals are brought which relate to uniquely important issues of social responsibility. The Investment Manager is of the view that the management of a corporation is best suited to consider these issues and to assess any contingent risks or liabilities to the company. However, where there are extenuating circumstances, the proxy voting committee may also consider taking an affirmative voting position on such proposals.

6. OTHER ISSUES

Conflicts of Interest	Abstain from voting of shares of The Toronto-Dominion Bank, or related issuers (see above).

Other Business	The issue of voting on proposals relating to other business involves a balancing of two competing concerns. First, is the right of all shareholders to receive notice and disclosure of all matters brought before the meeting, and second, is the ability of companies to conduct efficient meetings and to deal with non-substantive issues that may arise. Since it is impossible to evaluate issues that may arise at the shareholders meeting, the Investment Manager recommends abstaining, where possible, on proposals relating to other business.

To ensure that the Investment Manager resolves all material conflicts of interest between the Portfolio and the Investment Manager and its affiliates and/or individuals making proxy voting decisions, the Policy requires that all voting decisions are made by individuals who are insulated from the business conducted by the Investment Manager and its affiliates, properly trained to identify conflicts of interests and properly instructed on appropriate action in the event a conflict of interest is identified. The Investment Manager has employed the services of Institutional Shareholder Services (“ISS”) to provide voting recommendations and to vote routine proxies generally in accordance with the Policy. A proxy voting committee, composed of employees of or persons providing services to, the Investment Manager (the “Committee”) will oversee the actions of ISS and the proxy voting process generally. In the event ISS identifies a conflict of interest or is unable to furnish a reasonable recommendation based on the Policy (an “Exception”), the chairman of the Committee will review the matter using such information as he deems appropriate. In certain circumstances, including an Exception, the chairman of the Committee shall refer matters to the Committee for consideration. The Committee will review the matter and determine what action is appropriate under the circumstances and in furtherance of the foregoing may consult another outside service provider for advice.

Other Expenses

Each Portfolio pays the expenses of its operations, including the costs of shareholder and Board meetings, the fees and expenses of blue sky and pricing services, independent registered public accounting firm, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the Independent Directors. Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Company may be a party, and any obligation it may have to indemnify the Company’s officers and Directors with respect to any litigation. The Company’s expenses generally are allocated among the Portfolios or Classes, as applicable, on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio or Class are charged to that Portfolio or Class.

Codes of Ethics

Each of the Company, the Investment Manager and the Distributor has adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act with respect to certain of its personnel. These codes are designed to protect the interests of Portfolio shareholders. While each code contains provisions reasonably necessary to prevent personnel subject to the code from engaging in unlawful conduct, it does not prohibit such personnel from investing in securities, including securities that may be purchased or held by the Portfolios, so long as such investments are made pursuant to the code’s requirements. Each code is on file with the SEC and is available through the SEC’s EDGAR system.

DIVIDENDS AND TAXES

Dividends

On each day that the net asset value (“NAV”) of a Portfolio is determined, such Portfolio’s net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record. Dividends begin to accrue on the business day that an order or payment are received by a Portfolio.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus market discount minus amortized bond premium and accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio’s income is entirely derived from interest or gains from the sale of debt instruments, dividends from a Portfolio will not qualify for the dividends received deduction available to corporate shareholders. In addition, dividends from the Portfolios will not qualify for the 15% maximum tax rate applicable to certain dividends paid to non-corporate taxpayers.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio’s NAV at $1.00 per share.

Dividends paid by a Portfolio that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Capital Gain Distributions

If a Portfolio realizes any net capital gain, such gain will be distributed at least once during the year as determined by the Board of Directors, to maintain its NAV at $1.00 per share. Short-term capital gain distributions by a Portfolio generally are taxable to shareholders as ordinary income, not as capital gain. Any realized capital loss to the extent not offset by realized capital gain will be carried forward. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains (currently at the maximum rate of 15% for individuals for taxable years beginning on or before December 31, 2010), regardless of how long the shareholder has held the Portfolio’s shares, and are not eligible for the dividends-received deduction. It is not anticipated that a Portfolio will realize any long-term capital gain (i.e., gain from the sale of securities held for more than one year) and, therefore, does not expect to have any net capital gains, but if it does so, such gain will be distributed annually.

Tax Status of the Portfolios

Each Portfolio is treated as a separate entity from the other investment portfolios of the Company for federal income tax purposes. Each Portfolio intends to continue to meet the requirements of the Code applicable to regulated investment companies and to timely distribute all of its investment company taxable income and net capital gain, if any, to shareholders. Accordingly, it is not anticipated that any Portfolio will be liable for federal income or excise taxes. Qualification as a regulated investment company does not involve governmental supervision of management or investment practices or policies.

To qualify as a RIC, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Portfolio must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Portfolios anticipate that they will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

State and Local Tax Issues. Shareholders are urged to consult with their tax advisers as to whether any dividends paid by the U.S. Government Portfolio are exempt from state and local taxation. The exemption from state and local income taxation does not preclude states from assessing other taxes with respect to the ownership of U.S. government securities whether such securities are held directly or through the Company.

Federal Income Tax Issues — Municipal Portfolio, California Portfolio and New York Portfolio. Distributions from the Municipal Portfolio, the California Portfolio and the New York Portfolio will constitute exempt-interest dividends to the extent of the Portfolio’s tax-exempt interest income (net of expenses and amortized bond premium), if any. Exempt-interest dividends distributed to shareholders of the Municipal Portfolio, the California Portfolio and the New York Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to AMT in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by each Portfolio of any investment company taxable income (which includes any short-term capital gains and market discount) will be taxable to shareholders as ordinary income. Dividend distributions resulting from the ordinary income treatment of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio’s investment policy of generating at least 80% of its income that is free from federal income tax.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Portfolio, California Portfolio or New York Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of these Portfolios and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Municipal Portfolio, California Portfolio or New York Portfolio that represents income derived from certain revenue or private activity bonds held by such Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the

Municipal Portfolio, California Portfolio or New York Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from such Portfolios may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

Each Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become subject to federal taxation, either prospectively or retroactively to the date the obligation was issued.

California Income Tax Issues — California Portfolio. As long as the California Portfolio continues to qualify as a regulated investment company under the Code, it will incur no California income or franchise tax liability on income and capital gains distributed to its shareholders.

California personal income tax law provides that exempt-interest dividends paid by a regulated investment company, or series thereof, from interest on obligations that are exempt from California personal income tax are excludable from gross income. For the Portfolio to qualify to pay exempt-interest dividends under California law, at least 50% of the value of its assets must consist of such obligations at the close of each quarter of its fiscal year. For purposes of California personal income taxation, distributions to individual shareholders derived from interest on other types of obligations or from capital gains will be subject to tax. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Portfolio will not be deductible for California personal income tax purposes.

California has an alternative minimum tax similar to the federal AMT described above. However, the California AMT does not include interest from private activity municipal obligations as an item of tax preference.

Dividends and distributions from the Portfolio are not exempt from California state corporate income or franchise taxes.

New York Income Tax Issues — New York Portfolio. Individual shareholders of the New York Portfolio resident in New York state will not be subject to state income tax on distributions received from the New York Portfolio to the extent such distributions are attributable to interest on tax-exempt obligations of the state of New York and its political subdivisions, and obligations of the Governments of Puerto Rico, the Virgin Islands and Guam, provided that such interest is exempt from federal income tax pursuant to Section 103(a) of the Code, and that the New York Portfolio qualifies as a regulated investment company and satisfies the requirements of the Code necessary to pay exempt-interest dividends, including the requirement that at least 50% of the value of its assets at the close of each quarter of its taxable year be invested in state, municipal or other obligations the interest on which is excluded from gross income for federal income tax purposes under Section 103(a) of the Code. Individual shareholders who reside in New York City will be able to exclude such distributions for city income tax purposes. Other distributions from the New York Portfolio, including those related to market discount and capital gains, generally will not be exempt from state or city income tax. Distributions from the New York Portfolio will be included in net income, and shares of the New York Portfolio will be included in investment capital in determining state franchise or city general corporation taxes for corporate shareholders. Shares of the New York Portfolio will not be subject to any state or city property tax. Shareholders of the New York Portfolio should consult their advisers about other state and local tax consequences of their investments in the Portfolio.

Other Tax Information

Each of the Portfolios may invest in obligations, such as zero coupon bonds, issued with original issue discount (“OID”) for federal income tax purposes. Accrued OID constitutes income subject to the distribution requirements applicable to regulated investment companies, although such income may not be represented by receipt of any cash payment. Accordingly, it may be necessary for a Portfolio to dispose of other assets in order to satisfy such distribution requirements.

As of October 31, 2006, the Money Market Portfolio had a capital loss carryforwards of $138,493. As of October 31, 2006, the Municipal Portfolio had capital loss carryforwards of $151,065. For federal income tax purposes, capital loss carryforwards generally may be carried forward and applied against future capital gains. The Portfolios’ capital loss carryforwards will expire between October 31, 2010 and October 31, 2014.

Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

Each Portfolio is currently required by law to withhold 28% (“back-up withholding”) of certain taxable dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and, in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and generally may be claimed as a credit or a refund on such shareholder’s federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Dividends from investment company taxable income (which includes any short-term capital gains and market discount) paid to foreign investors generally will be subject to a 30% (or lower treaty rate)

withholding tax. However, for taxable years beginning before January 1, 2008, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Portfolio to a foreign shareholder and designated as such by the Portfolio would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Portfolio that would not be subject to such tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Portfolio’s net short-term capital gains over net long-term capital losses. The Portfolios intend to make such designations. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, United States federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

The information above, together with the information set forth in the Prospectus and this SAI, is only a summary of some of the federal income tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Company distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Company shares.

Independent Registered Public Accounting Firm

The Company’s independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, NY 10036, audits and reports on the Company’s annual financial statements, reviews certain regulatory reports, prepares the Company’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Company. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

The Portfolios are open for business on days when the New York Stock Exchange (NYSE) is open for regular trading and the Federal Reserve Bank of New York (the “Fed”) is open. In addition, the Portfolios may elect, in their discretion if it is determined to be in shareholders’ best interests, to be open on days when the NYSE is open but the Fed is closed or to be open on days when the Fed is open but the NYSE is closed, except for Good Friday.

The price of a Portfolio share on any given day is its NAV. Each Portfolio calculates its NAV per share each business day as of 4:00 p.m. (Eastern time). Each Portfolio’s shares are purchased and sold at the next NAV per share calculated after an order and, in the case of purchase orders, payment are received by the Portfolio in the manner described in the Prospectus under “How to Buy and Sell Shares.”

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency.

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio’s instruments on the basis of amortized cost and use of the term “money market fund” are permitted by Rule 2a-7. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Company oversees the Investment Manager’s adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio’s NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the NAV per share calculated by reference to market values and a Portfolio’s NAV per share, which the Board of Directors of the Company believed may result in material dilution or other unfair results to shareholders, the Directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Directors may deem appropriate.

During periods of declining interest rates, each Portfolio’s yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

For additional information regarding purchasing and selling shares of the Portfolios, see “How to Buy and Sell Shares” in the Prospectus.

Shares of each Portfolio are sold on a continuous basis by the Distributor.

Each of the Classes does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time.

Sweep accounts may be subject to minimum purchase and minimum balance requirements established by the Financial Intermediary through which you purchase shares. In addition, Portfolio shares may be subject to redemption should the brokerage account in which they are held be closed or if your account fails to meet requirements established by your Financial Intermediary with respect to eligibility for sweep arrangements, including requirements relating to minimum account balances.

To the extent that portfolio securities are traded in other markets on days when the NYSE or the Fed is closed, a Portfolio’s NAV may be affected on days when investors do not have access to the Company to purchase or redeem shares. In addition, trading in some of a Portfolio’s securities may not occur on days when the Portfolio is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio’s NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. An in kind distribution of portfolio securities will be less liquid than cash. The shareholder may have difficulty in finding a buyer for portfolio securities received in payment for redeemed shares. Portfolio securities may decline in value between the time of receipt by the shareholder and conversion to cash. A redemption in kind of a Portfolio’s portfolio securities could result in a less diversified portfolio of investments for the Portfolio and could affect adversely the liquidity of the Portfolio’s portfolio.

The Company may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.

SHAREHOLDER INFORMATION

Each Portfolio issues shares of common stock in the Company. The Board of Directors may increase the number of authorized shares or create additional series or classes of Company or Portfolio shares without shareholder approval. Shares are fully paid and non-assessable when issued, are transferable without restriction, and have no preemptive or conversion rights. Shares of the Company have equal rights with respect to voting, except that the holders of shares of a Portfolio or Class will have the exclusive right to vote on matters affecting only the rights of the holders of that Portfolio or Class. For example, shareholders of a Portfolio will have the exclusive right to vote on any investment management agreement or investment restriction that relates only to that Portfolio, and shareholders of a Class will have the exclusive right to vote on any 12b-1 Plan related only to that Class. Shareholders of the Portfolios of the Company do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding shares of the Company voting together for the election of Directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation currently permit the Directors to issue the following number of full and fractional shares, par value $.0001: 33 billion shares of the Money Market Portfolio with 11 billion shares designated to the Investor Class, 6 billion shares designated to the Premium Class, 14 billion shares designated to Class A, and 2 billion shares designated to the Select Class; 20 billion shares of the U.S. Government Portfolio with 12 billion shares designated to the Investor Class and 8 billion shares designated to Class A; 10 billion shares of the Municipal Portfolio with 5 billion shares designated to each of the Investor Class and Class A; 10 billion shares of the California Portfolio with 8 billion shares designated to the Investor Class and 2 billion shares designated to Class A; and 10 billion shares of the New York Portfolio with 8 billion shares designated to the Investor Class and 2 billion shares designated to Class A. Each share of an investment Class is entitled to participate pro rata in the dividends and distributions from that Class.

The Company will not normally hold annual shareholders’ meetings. Under Maryland law and the Company’s By-laws, an annual meeting is not required to be held in any year in which the election of Directors is not required to be acted upon under the Investment Company Act. The Company’s By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by a majority of the Board of Directors, the

Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the Company entitled to be voted at such meeting to the extent permitted by Maryland law.

Each Director serves until the next election of Directors and until the election and qualification of his successor or until such Director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Company. In accordance with the Investment Company Act (i) the Company will hold a shareholder meeting for the election of Directors at such time as less than a majority of the Directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Share Ownership

On October 31, 2006, except as set forth below, no person owned beneficially or of record 5% or more of the outstanding shares of any Portfolio.

Portfolio and Class	Name	Address	% owned of Record

California Municipal Money Market Portfolio — Investor Class	Wendell N & Sharon N & Margaret Naraghi Quartrin Ex EST Hashem Naraghi	PO Box 602 Denair, CA 95316-0602	6.69%

ANNEX A — RATINGS OF INVESTMENTS

STANDARD AND POOR’S AND MOODY’S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor’s (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service (“Moody’s”). Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, -2 or -3.

FITCH COMMERCIAL PAPER RATINGS

When assigning ratings, the agency considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

MIG-1 AND MIG-2 MUNICIPAL NOTES

Ratings of Moody’s for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (“MIG”). This distinction is in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE BOND RATINGS

Aaa. Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

FITCH BOND RATINGS

AAA. Highest credit quality. `AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit quality. `AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A. High credit quality. `A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

PART C

OTHER INFORMATION

TD ASSET MANAGEMENT USA FUNDS INC.

Item 23. Exhibits.

(a)	(1)	Articles of Incorporation dated August 16, 1995 (see Note B)

	(2)	Articles of Amendment to Articles of Incorporation dated December 18, 1997 (see Note D)

	(3)	Articles of Amendment to Articles of Incorporation dated March 12, 1998 (see Note E)

	(4)	Articles of Amendment to Articles of Incorporation dated July 22, 1998 (see Note G)

	(5)	Articles of Amendment to Articles of Incorporation dated March 29, 1999 (see Note G)

	(6)	Articles of Amendment to Articles of Incorporation dated September 20, 1999 (see Note G)

	(7)	Articles of Amendment to Articles of Incorporation dated November 8, 1999 (see Note H)

	(8)	Articles of Amendment to Articles of Incorporation dated November 4, 2005 (see Note N)

	(9)	Articles Supplementary to Articles of Incorporation dated November 4, 2005 (see Note N)

	(10)	Articles of Amendment to Articles of Incorporation dated October 3, 2006 (see Note P)

	(11)	Articles Supplementary to Articles of Incorporation dated October 3, 2006 (see Note P)

	(12)	Articles of Amendment to Articles of Incorporation dated December 15, 2006 (see Note Q)

	(13)	Articles Supplementary to Articles of Incorporation dated December 15, 2006 (filed herewith)

(b)		By-Laws, as amended to date (see Note Q)

(c)		Instruments Defining Shareholder Rights (incorporated by reference to Exhibits (a) and (b) to the Registration Statement, as incorporated herein)

(d)	(1)

Investment Management Agreement between Registrant and Waterhouse Asset Management, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated October 15, 1996 (see Note C)

(2)

Amendment to Investment Management Agreement between Registrant and TD Waterhouse Asset Management, Inc., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note I)

	(3)	Amendment to Investment Management Agreement, reflecting name changes, dated June 1, 2005 (see Note O)

	(4)	Amendment to Investment Management Agreement, reflecting fee reduction (see Note O)

(5)

Amendment to Investment Management Agreement relating to the provision of services to TDAM Institutional Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Short-Term Investment Fund and TDAM Short-Term Bond Fund, dated September 18, 2006 (see Note Q)

(e)	(1)

Distribution Agreement between Registrant and Funds Distributor, Inc., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated April 11, 2001 (see Note J)

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	(2)	Amendment to Distribution Agreement dated December 12, 2005 (see Note O)

	(3)	Amended Exhibit A to Distribution Agreement dated September 18, 2006 (see Note Q)

	(4)	Form of Selling Group Member Agreement (see Note Q)

	(5)	Form of Dealer Agreement (see Note Q)

(f)		Inapplicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 19, 1995 (see Note B)

	(2)	Amendment to Custody Agreement between Registrant and The Bank of New York, on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated December 10, 1997 (see Note E)

(3)

Amendment to Custody Agreement between Registrant and The Bank of New York, relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

	(4)	Amendment to Custody Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

	(5)	Amended Appendix B to the Custody Agreement dated September 18, 2006 (see Note Q)

	(6)	Amended and Restated Foreign Custody Manager Agreement between Registrant and The Bank of New York dated June 6, 2001 (see Note J)

	(7)	Amendment to Amended and Restated Foreign Custody Manager Agreement dated September 18, 2006 (see Note Q)

(h)	(1)

Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., on behalf of Money Market Portfolio, U.S. Government Portfolio and Municipal Portfolio, dated September 8, 1999 (see Note G)

(2)

Amendment to Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., relating to the provision of services to California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 1, 2000 (see Note I)

(3)

Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investors Services Corp., on behalf of Money Market Portfolio, U.S. Government Portfolio, Municipal Portfolio, California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated December 9, 2004 (see Note M)

	(4)	Amendment to Amended and Restated Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and National Investor Services Corp., relating to a change in fees (see Note O)

(5)

Form of Transfer Agency and Dividend Disbursing Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. relating to the provision of services to TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund, TDAM

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Institutional Money Market Fund and TDAM Institutional U.S. Government Fund (see Note Q)

	(6)	Form of Shareholder Servicing Plan (see Note A)

	(7)	Form of Shareholder Services Agreement (see Note A)

	(8)	Shareholder Services Agreement for Waterhouse Securities Inc. (predecessor to TD Waterhouse Investor Services, Inc.) dated October 15, 1996 (see Note C)

	(9)	Amendment to Shareholder Services Agreement for TD Waterhouse Investor Services, Inc. dated March 7, 2001 (see Note J)

	(10)	Amended Form of Shareholder Services Agreement for TD Waterhouse Affiliated Broker/Dealers (see Note M)

	(11)	Form of Shareholder Services Agreement for TD Ameritrade, Inc. dated December 11, 2006 (filed herewith)

	(12)	Shareholder Services Agreement for TD Banknorth dated September 18, 2006 (see Note R)

	(13)	Administration Agreement between Registrant and TD Asset Management USA Inc. dated June 1, 2005 (see Note O)

	(14)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Inc., reflecting elimination of fees (see Note O)

	(15)	Amendment to Administration Agreement between Registrant and TD Asset Management USA Funds Inc. dated September 18, 2006 (see Note Q)

	(16)	Sub-Administration Agreement between the Administrator and Funds Distributor, Inc. dated April 11, 2001 (see Note J)

	(17)	Assignment of Sub-Administration Agreement dated June 1, 2005 (see Note O)

	(18)	Amended Schedule A to the Sub-Administration Agreement between TD Asset Management USA Inc. and Fund Distributor, Inc. dated September 18, 2006 (see Note Q)

	(19)	State Registration Services Agreement between Registrant and Clear Sky Corporation dated November 27, 1995 (see Note B)

	(20)	Amendment to State Registration Services Agreement dated September 18, 2006 (see Note Q)

	(21)	Accounting Services Agreement between TD Waterhouse Investor Services, Inc. and SEI Investments Mutual Funds Services dated September 1, 2000 (see Note I)

	(22)	Amendment to Accounting Services Agreement dated May 31, 2005 (see Note O)

	(23)	Amendment to Accounting Services Agreement dated August 31, 2005 (see Note O)

	(24)	Amended Schedule A to Accounting Services Agreement dated September 18, 2006 (see Note Q)

(i)		Opinion and Consent of Venable LLP as to legality of the securities being registered (see Note P)

(j)		Consent of Willkie Farr & Gallagher LLP (filed herewith)

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(k)		Inapplicable

(l)	(1)	Subscription Agreement between Registrant and FDI Distribution Services, Inc. dated December 12, 1995 (see Note A)

(2)

Subscription Agreement between Registrant and FDI Distribution Services, Inc., on behalf of California Municipal Money Market Portfolio and New York Municipal Money Market Portfolio, dated August 31, 2000 (see Note J)

(m)	(1)	Registrant’s Distribution Plan (see Note N)

	(2)	Amended Exhibit A to the Distribution Plan (filed herewith)

(n)		Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Registrant dated December 11, 2006 (filed herewith)

(o)		Reserved

(p)	(1)	Code of Ethics of Registrant approved December 11, 2006 (see Note Q)

	(2)	Code of Ethics of the Investment Manager dated June 2005 (see Note O)

	(3)	Amended Code of Ethics of Investment Manager dated June 2005, revised as of July 28, 2005 (see Note O)

	(4)	Amended Code of Ethics of Investment Manager dated November 1, 2006 (see Note Q)

	(5)	Code of Ethics of BISYS Fund Services and Affiliates, including the Distributor, as of January 1, 2006 (see Note Q)

	(6)	SEI Investments Global Funds Services and SEI Investments Funds Management Code of Ethics (see Note M)

Other Exhibits:

Power of Attorney for George F. Staudter, Richard Dalrymple and Lawrence Toal dated June 12, 1996 (see Note C)

Power of Attorney for Peter B.M. Eby dated September 19, 2002 (see Note K)

Delegation Agreement for Retail Funds dated September 19, 2002 (see Note L)

Note A:	Filed as an exhibit to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 12, 1995, and incorporated herein by reference.

Note B:	Filed as an exhibit to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on June 20, 1996, and incorporated herein by reference.

Note C:	Filed as an exhibit to Post-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 28, 1997, and incorporated herein by reference.

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Note D:	Filed as an exhibit to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 19, 1997, and incorporated herein by reference.

Note E:	Filed as an exhibit to Post-Effective Amendment No. 6 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 13, 1998, and incorporated herein by reference.

Note F:	Filed as an exhibit to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 14, 1998, and incorporated herein by reference.

Note G:	Filed as an exhibit to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 15, 1999, and incorporated herein by reference.

Note H:	Filed as an exhibit to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 1999, and incorporated herein by reference.

Note I:	Filed as an exhibit to Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 28, 2000, and incorporated herein by reference.

Note J:	Filed as an exhibit to Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 26, 2001, and incorporated herein by reference.

Note K:	Filed as an exhibit to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 23, 2002, and incorporated herein by reference.

Note L:	Filed as an exhibit to Post-Effective Amendment No. 13 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 31, 2003, and incorporated herein by reference.

Note M:	Filed as an exhibit to Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 30, 2004, and incorporated herein by reference.

Note N:	Filed as an exhibit to Registrant’s Registration Statement on Form N-14, File Nos. 33-96132; 811-9086, on November 8, 2005, and incorporated herein by reference.

Note O:	Filed as an exhibit to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on February 22, 2006, and incorporated herein by reference.

Note P:	Filed as an exhibit to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on October 4, 2006, and incorporated herein by reference.

Note Q:	Filed as an exhibit to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.

Note R:	Filed as an exhibit to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A, File Nos. 33-96132; 811-9086, on December 18, 2006, and incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

        Not applicable.

Item 25. Indemnification.

        Section 2-418 of the General Corporation Law of the State of Maryland, Article IX of the Registrant’s Articles of Incorporation, as referenced herein, Article V of the Registrant’s By-Laws, as referenced herein, and the Investment Management Agreement, as referenced herein, provide for indemnification.

        The Articles of Incorporation and By-Laws provide that to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or to its shareholders for damages.

        The Articles of Incorporation and By-Laws further provide that the Registrant shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law and the Investment Company Act; that the Registrant shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with applicable law. The Board of Directors may, through by-law, resolution or agreement, make further

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provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law. However, nothing in the Articles of Incorporation or By-Laws protects any director or officer of the Registrant against any liability to the Registrant or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Section 2-418 of the General Corporation Law of the State of Maryland provides that a corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that (i) the act or omission of the director was material to the matter giving rise to the proceeding; and (a) was committed in bad faith; or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. Section 2-418 permits indemnification to be made against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding; however, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. A director may not be indemnified under Section 2-418 in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director’s official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

        Unless limited by the Registrant’s charter, a director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to above shall be indemnified against any reasonable expenses incurred by the director in connection with the proceeding. Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of (i) a written affirmation by the director of the director’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met; and (ii) a written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

        The indemnification and advancement of expenses provided or authorized by Section 2-418 may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

        Under Section 2-418, a corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors and a corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

        Under Section 2-418, a corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the corporation would have the power to indemnify against liability under the provisions of such Section. A corporation also may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with the foregoing. The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the

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opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser.

        The following persons are the directors and officers of the Investment Manager:

        MALCOM LANG *, Treasurer, Chief Financial Officer and Director of the Investment Manager since December 19, 2006.

        DAVID A. HARTMAN*, Managing Director of the Investment Manager since January 2006; and Senior Vice President and Chief Investment Officer of the Investment Manager from October 1995 to December 2005.

        ROBERT F. MACLELLAN*, Director of the Investment Manager or its predecessor since November 2000; Chairman of the Investment Manager or its predecessor since 1999; Chief Executive Officer of TD Investment Management Inc. from July 1999 - May 2005; and Chairman, Chief Executive Officer and Director of the Investment Manager’s predecessor since 1995. Mr. MacLellan served as President and Chief Executive Officer (2001-2003) and Officer (2003-2003) of TD Investment Services Inc. and as Chairman and Chief Executive Officer (2002-2002) and Officer (2002-2003) of TD Waterhouse Canada Inc.

        RICHARD H. NEIMAN*, Director, General Counsel and Secretary of the Investment Manager since August 1995; and Executive Vice President of the Investment Manager from August 1995 - May 2005. Mr. Neiman has served as Executive Vice President, General Counsel, Director and Secretary of TD Waterhouse Group, Inc. since November 2001. Mr. Neiman also serves in similar capacities for TD Waterhouse Investor Services, Inc. and National Investor Services Corp.; and President, Chairman and Chief Executive Officer of TD Bank USA, N.A.

        BARBARA F. PALK*, President (since 2002) and Director (since 2000) of the Investment Manager or its predecessor; President of TD Asset Management Inc. since 2002; and Senior Vice President of The Toronto-Dominion Bank since 1997.

        MICHELE R. TEICHNER*, Managing Director of the Investment Manager since January 2006; Chief Compliance Officer of the Investment Manager since June 2004; and Chief Compliance Officer of the Registrant since June 2004. Ms. Teichner has served as Senior Vice President of TD Waterhouse Asset Management, Inc. from August 1996 to December 2005.

*	Address: 31 West 52nd Street, 21st Floor, New York, NY 10019

Item 27. Principal Underwriters.

(a)	Funds Distributor, Inc. (“FDI” or the “Distributor”) acts as principal underwriter for the following investment companies:

GMO Trust Merrimac Series Munder Series Trust II Munder Series Trust TD Asset Management USA Funds, Inc.

        FDI is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. FDI has its main address at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110. FDI is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

(b)	Information about Directors and Officers of FDI is as follows:

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Name and Principal Business Address*	Positions and Offices with Distributor	Positions and Offices with Registrant

Brian K. Bey	President and Director	None
Elliott Dobin	Secretary	None
James E. (Ed) Pike	Treasurer and Operations Principal	None
Andrew H. Byer	Chief Compliance Officer	None
Wayne A. Rose	Assistant Chief Compliance Officer	None

Item 28. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act and the Rules thereunder are maintained at the offices of the Registrant, the offices of the Registrant’s Investment Manager and Administrator, TD Asset Management USA Inc., 31 West 52nd Street, 21st Floor, New York, New York 10019, or (i) in the case of records concerning custodial functions, at the offices of the Registrant’s Custodian, The Bank of New York, One Wall Street, New York, New York 10286; (ii) in the case of records concerning transfer agency functions, at the offices of the Registrant’s Transfer Agent and Dividend Disbursing Agent, BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219; (iii) in the case of records concerning distribution, administration and certain other functions, at the offices of the Fund’s Distributor and Sub-Administrator, Funds Distributor, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110; and (iv) in the case of records concerning fund accounting functions, at the offices of the Fund’s fund accountant, SEI Investments Global Fund Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100.

Item 29. Management Services.

        Not applicable.

Item 30. Undertakings.

        Not applicable.

C-8

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused of this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 19th day of December, 2006.

TD Asset Management USA Funds, Inc.
Registrant

By:	/s/ George O. Martinez
George O. Martinez President and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by or on behalf of the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Geroge O. Martinez	President and	December 19, 2006
George O. Martinez	Chief Executive Officer

/s/ Christopher Salfi	Treasurer and	December 19, 2006
Christopher Salfi	Chief Financial Officer

Chairman of the Board
George F. Staudter*	and Director	December 19, 2006

Richard W. Dalrymple*	Director	December 19, 2006

Peter B.M. Eby*	Director	December 19, 2006

Lawrence J. Toal*	Director	December 19, 2006

*By	/s/ Richard H. Neiman
Richard H. Neiman Attorney-in-Fact pursuant to a power of attorney

C-9

Exhibit Index

Exhibit		Document
(a)	(13)	Articles Supplementary to Articles of Incorporation

(h)	(11)	Form of Shareholder Services Agreement for TD Ameritrade, Inc.

(j)		Consent of Willkie Farr & Gallagher LLP

(m)	(2)	Amended Exhibit A to the Distribution Plan

(n)		Amended and Restated Multiple Class Plan